As filed with the Securities and Exchange Commission on August 27, 2012

Securities Act Registration No. 333-176553

Investment Company Act Registration No. 811-22603

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 3	☒

BlackRock Municipal Target Term Trust

(Exact Name of Registrant as Specified in Declaration of Trust)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

(800) 882-0052

(Registrant’s Telephone Number, Including Area Code)

John Perlowski, President

BlackRock Municipal Target Term Trust

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Thomas A. DeCapo, Esq.	Sarah E. Cogan, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	Simpson Thacher & Bartlett LLP
One Beacon Street	425 Lexington Ave.
Boston, Massachusetts 02108	New York, New York 10017

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.001 par value	72,000,000	$25.00	$1,800,000,000(1)	$206,281.50(2)

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	$116.10 previously paid in connection with the registration of $1,000,000 worth of Common Shares on August 30, 2011. The amount stated represents the $116.10 previously paid with respect to the registration of $1,000,000 worth of Common Shares on August 30, 2011, plus $114.60 per million with respect to the $1,799,000,000 worth of Common Shares registered hereby.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to Completion	August 27, 2012

                    Shares

BlackRock Municipal Target Term Trust

Common Shares

Investment Objectives.    BlackRock Municipal Target Term Trust (the “Trust”) is a non-diversified, closed-end management investment company with no operating history. The Trust’s investment objectives are:

➢	to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances); and

➢	to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030.

There can be no assurance that the Trust’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Trust’s investment program will be successful.

Investment Advisor and Sub-Advisor.    The Trust’s investment adviser is BlackRock Advisors, LLC (the “Advisor”) and the Trust’s investment sub-adviser is BlackRock Investment Management, LLC (the “Sub-Advisor”). We sometimes refer to the Advisor and the Sub-Advisor collectively as the “Advisors.”

(continued on inside front cover)

No Prior History.    The Trust’s common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

The Trust’s common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “BTT.”

Investing in the Trust’s common shares involves certain risks that are described in the “Risks” section beginning on page 32 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 4.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$25.000	$
Sales Load(2)	$1.125	$
Proceeds, After Expenses, to the Trust(3)(4)	$23.825	$

(notes on inside front cover)

The underwriters expect to deliver the common shares to purchasers on or about                  , 2012.

UBS Investment Bank

BofA Merrill Lynch

Citigroup

Morgan Stanley

Wells Fargo Securities

Ameriprise Financial Services, Inc.

RBC Capital Markets	Stifel Nicolaus Weisel

BB&T Capital Markets	Comerica Securities, Inc.	Henley & Company LLC

J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott	Ladenburg Thalmann & Co. Inc.

Maxim Group LLC	Pershing LLC	Wedbush Securities Inc.	Wunderlich Securities

The date of this Prospectus is August     , 2012.

(notes from previous page)

(1)	The Trust has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load and proceeds, after expenses, to the Trust will be $ , $ and $ , respectively. See “Underwriting.”
(2)	The Advisor (and not the Trust) has agreed to pay from its own assets structuring and/or syndication fees to UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Ameriprise Financial Services, Inc. and RBC Capital Markets, LLC. The Advisor (and not the Trust) may pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. The Advisor and certain of its affiliates (and not the Trust) expect to pay compensation to certain registered representatives of BlackRock Investments, LLC (an affiliate of the Advisor) that participate in the marketing of the Trust’s common shares. See “Underwriting.”
(3)	The Advisor has agreed to pay such organizational and offering expenses of the Trust (other than the sales load) to the extent that organizational and offering expenses (other than the sales load) exceed $0.05 per common share. The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to $0.05 per common share, which may include a reimbursement of the Advisor’s expenses incurred in connection with this offering. Any offering costs paid by the Trust will be deducted from the proceeds of the offering received by the Trust. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $ (or $ per common share). The aggregate offering expenses (other than the sales load) to be incurred by the Trust are estimated to be $ (or $ per common share). The aggregate organizational and offering expenses (other than the sales load) to be incurred by the Advisor on behalf of the Trust are estimated to be $ (or $ per common share). If the underwriters exercise the overallotment option in full, the aggregate organizational and offering expenses (other than the sales load) are estimated to be $ (or $ per common share).
(4)	The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering.

(continued from previous page)

Investment Strategy.    Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Investment grade quality securities are those rated within the four highest grades (Baa or BBB or better by Moody’s Investor’s Service, Inc. (“Moody’s”), Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or those that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities.

The Trust may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

After the initial investment period, the Trust intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. As a result, over time the maturity of the Trust’s portfolio is expected to shorten in relation to the remaining term of the Trust.

Term Trust.    The Trust seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Trust will terminate) by actively managing its portfolio of municipal obligations which will have an average final maturity on or about such date, and by retaining each year a portion of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. There can be no assurance that the Trust’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Trust’s investment program will be successful.

Leverage.    The Trust currently intends to use leverage to seek to achieve its investment objectives. The Trust currently intends to use leverage by investing in derivative instruments with leverage imbedded in them, such as residual interest municipal tender option bonds (“TOBs Residuals”). The Trust may also, but does not currently intend to, use leverage by issuing preferred shares of beneficial interest (“Preferred Shares”) or by borrowing funds from banks or other financial institutions. The Trust currently intends to use economic leverage of up to 40% of its Managed Assets (66.7% of its net assets), although it may use economic leverage of up to 50% of its Managed Assets (100% of its net assets). The Trust expects that it will take up to six months for it to fully implement its intended amount of economic leverage.

The use of leverage is subject to numerous risks and will cause the Trust’s net asset value to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust’s net asset value to decline more than if the Trust had not used leverage. A reduction in the Trust’s net asset value may cause a reduction in the market price of its common shares. See “Risks—Leverage Risk.”

You should read this Prospectus, which sets forth information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated August     , 2012, containing additional information about the Trust (the “Statement of Additional Information”), has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You can review the table of contents for the Statement of Additional Information on page 73 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its website because the Trust’s common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. In addition, you may request copies of the Trust’s semi-annual and annual reports or other information about the Trust or make shareholder inquiries by calling (800) 882-0052. The Trust’s annual and semi-annual reports, when produced, will be available at the Trust’s website (http://www.blackrock.com) free of charge.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

The Trust’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Until             , 2012 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligations to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition and prospects may have changed since that date.

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”).

THE TRUST

BlackRock Municipal Target Term Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. The Trust will distribute substantially all of its net assets on or about December 31, 2030, when the Trust will terminate. Throughout the Prospectus, we refer to BlackRock Municipal Target Term Trust simply as the “Trust” or as “we,” “us” or “our.” See “The Trust.”

THE OFFERING

The Trust is offering                  common shares of beneficial interest at $25.00 per share through a group of underwriters (the “Underwriters”) led by UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. The common shares of beneficial interest are called “common shares” in the rest of this Prospectus. You must purchase at least 100 common shares ($2,500) in order to participate in this offering. The Trust has given the Underwriters an option to purchase up to                  additional common shares to cover overallotments. BlackRock Advisors, LLC (the “Advisor”), the Trust’s investment adviser, has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.05 per common share. See “Underwriting.”

INVESTMENT OBJECTIVES

The Trust’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. There can be no assurance that the Trust’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Trust’s investment program will be successful.

INVESTMENT POLICIES

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Investment grade quality securities are those that are rated within the four highest grades (Baa or BBB or better by Moody’s Investor’s Service, Inc. (“Moody’s”), Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or those that are unrated but judged to be of comparable quality by the Advisor or BlackRock Investment Management, LLC (the “Sub-Advisor”), the Trust’s investment sub-adviser. Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities.

The Trust may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

The Trust may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.

After the initial investment period, the Trust intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. As a result, over time the maturity of the Trust’s portfolio is expected to shorten in relation to the remaining term of the Trust.

There can be no assurance that the Trust’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Trust’s investment program will be successful. See “The Trust’s Investments.”

TERM TRUST

The Trust seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Trust will terminate) by actively managing its portfolio of municipal obligations which will have an average final maturity on or about such date, and by retaining each year a portion of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. There is no assurance that the Trust will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030.

For a discussion of risk factors that may affect the Trust in achieving its objectives, see “Risks.”

SPECIAL TAX CONSIDERATIONS

While exempt-interest dividends are excluded from gross income for regular federal income tax purposes, they may be subject to the federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Trust may not be a suitable investment for investors subject to the federal alternative minimum tax or who would become subject to such tax by investing in the Trust. See “Tax Matters.”

LEVERAGE

The Trust currently intends to use leverage to seek to achieve its investment objectives. The Trust currently intends to use leverage by investing in derivative instruments with leverage imbedded in them, such as residual interest municipal tender option bonds (“TOBs Residuals”). The Trust may also, but does not currently intend to, use leverage by issuing preferred shares of beneficial interest (“Preferred Shares”) or by borrowing funds from banks or other financial institutions. The Trust currently intends to use economic leverage of up to 40% of its Managed Assets (66.7% of its net assets), although it may use economic leverage of up to 50% of its Managed Assets (100% of its net assets). The Trust expects that it will take up to six months for it to fully implement its intended amount of economic leverage. See “Leverage.”

The use of leverage is subject to numerous risks and will cause the Trust’s net asset value to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust’s net asset value to decline more than if the Trust had not used leverage. A reduction in the Trust’s net asset value may cause a reduction in the market price of its common shares. See “Risks—Leverage Risk.”

INVESTMENT ADVISOR AND SUB-ADVISOR

BlackRock Advisors, LLC will be the Trust’s investment adviser and the Advisor’s affiliate, BlackRock Investment Management, LLC, will be the Trust’s investment sub-adviser. Throughout the Prospectus, we sometimes refer to the Advisor and the Sub-Advisor collectively as the “Advisors.” The Advisor will receive an annual fee, payable monthly, in an amount equal to 0.40% of the average daily value of the Trust’s Managed Assets. The Advisor (and not the Trust) will pay a sub-advisory fee to the Sub-Advisor equal to 46% of the monthly management fees received by the Advisor. See “Management of the Trust—Investment Advisor and Sub-Advisor.”

DISTRIBUTIONS

Commencing with the Trust’s initial dividend, the Trust intends to distribute monthly all or a portion of its net investment income to holders of common shares. We expect to declare the initial monthly dividend on the Trust’s common shares approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering, depending on market conditions. The Trust intends to pay any capital gains distributions at least annually.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust in accordance with the Trust’s Dividend Reinvestment Plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800) 699-1236. See “Dividend Reinvestment Plan.”

The Trust currently intends to retain, until the final liquidating distribution, a portion of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. Such retained income may constitute a portion of the liquidating distribution returned to investors on or about December 31, 2030.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to common shareholders. See “Distributions.”

LISTING

The Trust’s common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “BTT.” See “Description of Shares—Common Shares.”

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company will serve as the Trust’s Custodian, and Computershare Trust Company, N.A. will serve as the Trust’s Transfer Agent.

ADMINISTRATOR

State Street Bank and Trust Company will serve as the Trust’s administrator and fund accountant.

MARKET PRICE OF SHARES

Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The value of a shareholder’s investment in the Trust will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Trust. See “Use of Proceeds.” In addition to net asset value, the market price of the Trust’s common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, call protection for portfolio securities, dividend stability, portfolio credit quality, liquidity and market supply and demand. See “Leverage,” “Risks,” “Description of Shares” and the section of the SAI with the heading “Repurchase of Common Shares.” The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

SPECIAL RISK CONSIDERATIONS

An investment in common shares of the Trust involves risk. You should consider carefully the risks discussed below, which are described in more detail under “Risks” beginning on page 32 of this Prospectus.

No Operating History.    The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. Thus, the Trust does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance.

Non-Diversified Status.    The Trust will be a non-diversified fund. As defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), a non-diversified fund may have a significant part of its investments in a smaller number of securities than can a diversified fund. Having a larger percentage of assets in a smaller number of securities makes a non-diversified fund, like the Trust, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Trust.

Investment and Market Discount Risk.    An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. The value of your investment in the Trust will be reduced immediately following the initial offering by the amount of the sales load and the amount of the organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering. The Trust anticipates using leverage, which will magnify the Trust’s investment, market and certain other risks.

Interest Rate Risk.    Generally, when market interest rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal securities in the Trust’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. Because the Trust will initially invest primarily in long-term securities, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term securities. The Trust’s use of leverage, as described below, will tend to increase common share interest rate risk. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Trust’s debt securities and decreasing the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Trust to reduce interest rate risk will be successful or that any hedges that the Trust may establish will perfectly correlate with movements in interest rates.

Credit Risk.    Credit risk is the risk that one or more municipal securities in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the municipal security experiences a decline in its financial status. Under normal market conditions, the Trust will invest at least 80% (measured at the time of investment) of its Managed Assets in municipal securities rated Baa/BBB or higher or securities that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade quality (rated Ba/BB and below) or securities that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Municipal securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Lower grade securities tend to be less liquid than investment grade securities and the market values of lower grade securities tend to be more volatile than investment grade securities.

Municipal Securities Market Risk.    Economic exposure to the municipal securities market involves certain risks. The Trust’s economic exposure to municipal securities includes municipal securities in the Trust’s portfolio and municipal securities to which the Trust is exposed through the ownership of TOBs Residuals. The municipal market is one in which dealer firms make markets in securities on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Municipal securities are generally not registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Trust is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Advisor or Sub-Advisor than would be a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below investment grade securities to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt and could jeopardize the Trust’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such securities are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Such debt issuance limitations are usually deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Trust and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Trust. A decline in income could affect the Trust’s ability to pay dividends on the common shares. See “Risks—Municipal Securities Market Risk.”

Risk Factors and Special Considerations Relating to Municipal Securities.    The risks and special considerations involved in investment in municipal securities vary with the types of instruments being acquired. Certain instruments in which the Trust may invest may be characterized as derivative instruments. See “The Trust’s Investments—Description of Municipal Securities” and “The Trust’s Investments—Strategic Transactions and Other Management Techniques.”

The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of a bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal security issuers could produce varying results among the states or among municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Trust invests.

The U.S. economy may be in the process of “deleveraging,” with individuals, companies and municipalities reducing expenditures and paying down borrowings. In such event, the number of municipal borrowers and the amount of outstanding municipal securities may contract, potentially without corresponding reductions in investor demand for municipal securities. As a result, the Trust may have fewer investment alternatives, may invest in securities that it previously would have declined and may concentrate its investments in a smaller number of issuers.

Limited Term Risk.    The Trust will terminate on or about December 31, 2030 in accordance with the terms of its Agreement and Declaration of Trust, unless the Trust’s Board of Trustees and shareholders approve an amendment to the Trust’s Agreement and Declaration of Trust to extend the Trust’s termination date. The Trust seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Trust’s limited term may cause it to sell securities when it otherwise would not, which could cause the Trust’s returns to decrease and the market price and/or net asset value of the common shares to fall. In addition, the Trust’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust or the Trust’s ability to maintain its dividend.

Call and Redemption Risk.    If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Trust in securities bearing the new, lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders. A decline in income could affect the Trust’s ability to pay dividends on the common shares.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Trust’s municipal security portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns. The Trust’s income and distributions may decline over the term of the Trust as the dollar weighted average maturity of the Trust’s portfolio securities shortens. The likelihood of this risk may increase as the Trust approaches its term. See “Risks—Reinvestment Risk.”

High Yield Risk.    The Trust may invest up to 20% of its Managed Assets in securities that are rated, at the time of investment, below investment grade quality (rated “Ba/BB” or below, or unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor), which are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “Risks—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term. See “Risks—High Yield Risk.”

Economic Sector and Geographic Risk.    The Trust may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. If the Trust does so, this may make it more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust’s common shares. See “Risks—Economic Sector and Geographic Risk.”

Leverage Risk.    The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust’s leveraging strategy may not be successful.

There is no assurance that the Trust’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

➢	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

➢

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

➢

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

➢	when the Trust uses financial leverage, the investment advisory fees payable to the Advisors will be higher than if the Trust did not use leverage; and

➢	leverage may increase operating costs, which may reduce total return.

The Trust currently intends to utilize leverage through its investments in TOBs Residuals. See “Risks—Tender Option Bonds Risk.” The use of TOBs Residuals will require the Trust to segregate assets to cover its obligations. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Trust’s flexibility and may require that the Trust sell other portfolio investments to pay Trust expenses, to maintain assets in an amount sufficient to cover the Trust’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisors do not believe that these covenants or guidelines will impede them from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies. See “Risks—Leverage Risk.”

Tender Option Bonds Risk.    TOBs Residuals are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that the Trust’s strategy of using TOBs Residuals to leverage its assets will be successful.

Distributions on TOBs Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on the TOBs Residuals paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate notes (“TOBs Floaters”) sold by the issuer of these securities relative to the amount of the TOBs Residuals that it sells. The greater the amount of TOBs Floaters sold relative to the TOBs Residuals, the more volatile the distributions on the TOBs Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment, resulting in increased leverage costs to the Trust and decreased income from investments in TOBs Residuals.

For TOBs Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the tender option bond trust (the “TOBs Issuer”), the holder of the TOBs Floaters relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOBs Issuer provide for a liquidation of the municipal securities deposited in the TOBs Issuer and the application of the proceeds to pay off the TOBs Floaters. The risk associated with TOBs Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOBs Issuers. This in turn may reduce the desirability of TOBs Floaters as investments, which could impair the viability or availability of TOBs Issuers and reduce, or eliminate completely, the availability of TOBs Residuals as a leveraging option for the Trust. See “Risks—Tender Option Bonds Risk.”

Counterparty Risk.    The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust and the sponsors of and liquidity providers to TOBs Issuers in which the Trust invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Risk Associated with Recent Market Events.    The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. These events may increase the volatility of the value of securities owned by the Trust and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increase defaults.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. Moreover, as the European debt crisis has progressed the possibility of one or more eurozone countries exiting the European Economic and Monetary Union, or even the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the Economic and Monetary Union, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Trust’s portfolio. Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. A return to unfavorable economic conditions could impair the Trust’s ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities, and significant and rapid value decline in certain instances. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Trust’s municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

In response to the national economic downturn, governmental cost burdens have been and may continue to be reallocated among federal, state and local governments. Also, as a result of the downturn and related unemployment, declining income and loss of property values, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying or default in the payment of principal or interest on their outstanding debt or may experience ratings downgrades of their debt. In addition, municipalities might seek protection under bankruptcy laws, thereby affecting the repayment of their outstanding debt. These and similar events may adversely affect the common shares.

United States Credit Rating Downgrade Risk.    On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA” with a negative outlook. Moody’s affirmed the Aaa long-term sovereign credit rating of the U.S. on November 21, 2011 while maintaining its negative outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Trust. The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio.

In addition, following S&P’s downgrade of the U.S., the major rating agencies have also placed many municipalities on review for potential downgrades, which could impact the market price, liquidity and volatility of the municipal securities held by the Trust in its portfolio. If the universe of municipal securities meeting the Trust’s ratings and credit quality requirements shrinks, it may be more difficult for the Trust to meet its investment objectives and the Trust’s investments may become more concentrated in fewer issues.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of United States government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.

Legal, Tax and Regulatory Risks.    Legal, tax and regulatory changes could occur that may materially adversely affect the Trust. For example, the regulatory and tax environment for derivative instruments in which the Trust may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Trust and the ability of the Trust to pursue its investment strategies. Additionally, the SEC has been studying the structure and regulation of the municipal securities market, and the results of these efforts could lead to legislative and regulatory changes affecting the municipal securities market.

The Trust will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes (but which may be subject to the federal alternative minimum tax in certain circumstances), and the Advisors will not independently verify that opinion. Subsequent to the Trust’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Trust as “exempt-interest dividends” could be adversely affected, subjecting the Trust’s shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service (“IRS”) may determine that a municipal security issued as tax-exempt should in fact be taxable. If the Trust held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed exempt-interest dividends.

Additionally, the value of the Trust’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular U.S. federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in U.S. federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. For example, several recent proposals to reduce the federal budget deficit have included consideration of elimination of the tax-exempt status of municipal securities.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Trust must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

Potential Conflicts of Interest of the Advisors and Others.    BlackRock, Inc. (“BlackRock”) and BlackRock’s affiliates (“Affiliates”) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. Subject to the requirements of the Investment Company Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, BlackRock and its Affiliates may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate, and it is possible that the Trust could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The Investment Company Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser, officers, directors/trustees, any person who directly or indirectly controls, is controlled by or is under common control with such investment company, any person directly or indirectly owning, controlling, or holding with power to vote, five percent or more of the outstanding voting securities of such investment company and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Trust—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Anti-Takeover Provisions Risk.    The Trust’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status or to change the composition of its Board of Trustees (the “Board”, and each member, a “Trustee”). Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws.”

Additional Risks.    For additional risks relating to investments in the Trust, including “Unrated Securities Risk,” “Private Activity Bonds,” “Investment Companies and ETFs Risk,” “Inflation Risk,” “Deflation Risk,” “Swaps,” “Strategic Transactions and Derivatives Risk,” “When-Issued and Delayed-Delivery Transactions Risk,” “Insurance Risk,” “Government Intervention,” “Investment Company Act Regulations,” “Legislation Risk,” “Liquidity of Investments,” “Management Risk,” “Market and Selection Risk,” “Reliance on the Advisors,” “Reliance on Service Providers,” “Information Technology Systems,” “Misconduct of Employees and Service Providers,” and “Portfolio Turnover Risk,” please see “Risks” beginning on page 32 of this Prospectus.

Summary of trust expenses

The following table shows estimated Trust expenses as a percentage of net assets attributable to common shares. The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the Trust’s first full year of operations and assume that the Trust issues 72,000,000 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the common shares. See “Management of the Trust” and “Dividend Reinvestment Plan.” The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Trust.

Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Trust (as a percentage of offering price)(1)(2)	0.20%
Dividend reinvestment plan fees	None (3)

Percentage of net assets attributable to common shares (assuming the use of leverage)(4)
Estimated Annual Expenses
Management fees	0.67%
Interest expense(5)	0.60%
Other expenses	0.07%

Total annual expenses	1.34%

(1)	The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering. The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to $0.05 per common share, which may include a reimbursement of the Advisor’s expenses incurred in connection with this offering. The Advisor has agreed to pay such organizational and offering expenses of the Trust (other than the sales load) to the extent that organizational and offering expenses (other than the sales load) exceed $0.05 per common share. Any offering costs paid by the Trust will be deducted from the proceeds of the offering received by the Trust. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $ (or $ per common share). The aggregate offering expenses (other than the sales load) to be incurred by the Trust are estimated to be $ (or $ per common share). The aggregate organizational and offering expenses (other than the sales load) to be incurred by the Advisor on behalf of the Trust are estimated to be $ (or $ per common share). If the underwriters exercise the overallotment option in full, the aggregate organizational and offering expenses (other than the sales load) are estimated to be $ (or $ per common share).
(2)

The Advisor (and not the Trust) has agreed to pay from its own assets structuring and/or syndication fees to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Ameriprise Financial Services, Inc. and RBC Capital Markets, LLC. Because these fees are paid by

Summary of trust expenses

the Advisor, they are not reflected under sales load in the table above. The Advisor (and not the Trust) may pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. The Advisor and certain of its affiliates (and not the Trust) expect to pay compensation to certain registered representatives of BlackRock Investments, LLC (an affiliate of the Advisor) that participate in the marketing of the Trust’s common shares. See “Underwriting.”

(3)	The Reinvestment Plan Agent’s (as defined below under “Dividend Reinvestment Plan”) fees for the handling of reinvestment of dividends will be paid by the Trust. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $2.50 sales fee and pay a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(4)	Assumes leverage of 66.7% of the Trust’s net assets attributable to common shares (40% of the Trust’s Managed Assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust’s net assets attributable to common shares are the Trust’s Managed Assets minus the value of the Trust’s assets attributable to money borrowed for investment purposes. Thus, when the Trust uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. This table reflects that fact that you, as a common shareholder, will bear the expenses of the Trust’s use of leverage in the form of higher fees as a percentage of the Trust’s net assets attributable to common shares, than if the Trust did not use leverage. The Trust expects that it will take up to six months for it to fully implement its intended amount of economic leverage.

In order to help you better understand the costs associated with the Trust’s leveraging strategy, and to better understand the range of costs you will bear as a common shareholder as the Trust moves toward full implementation of its leveraging strategy after the completion of this offering, the table presented below estimates what the Trust’s annual expenses would be, stated as percentages of the Trust’s net assets attributable to common shares, assuming the Trust is the same size as in the table above and does not use any leverage. In accordance with these assumptions, the Trust’s expenses would be estimated to be as follows:

Percentage of net assets attributable to common shares (assuming no leverage is used)
Estimated Annual Expenses
Management fees	0.40%
Other expenses	0.07%

Total annual expenses	0.47%

(5)	Assumes the use of leverage in the form of tender option bond transactions representing 40% of Managed Assets at an annual interest expense to the Trust of 0.90%, which is based on current market conditions. The actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of tender option bond transactions and variations in market interest rates. Interest expense is required to be treated as an expense of the Trust for accounting purposes. The Trust expects that it will take up to six months for it to fully implement its intended amount of economic leverage.

Summary of trust expenses

The following example illustrates the expenses (including the sales load of $45 and offering costs of $2) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.34% of net assets attributable to common shares in years 1 through 10, and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred(1)	$60	$87	$117	$201

(1)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Annual expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The trust

The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on August 16, 2011, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Trust has no operating history. The Trust will distribute substantially all of its net assets on or about December 31, 2030 (when the Trust will terminate), unless the Trust’s Board and shareholders approve an amendment to the Trust’s Agreement and Declaration of Trust to extend the Trust’s termination date. The Trust’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Use of proceeds

The net proceeds of the offering of common shares will be approximately $             ($             if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs (including sales load). The Trust will invest the net proceeds of the offering in accordance with the Trust’s investment objectives and policies as stated below. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

The trust’s investments

Investment Objectives and Policies

Investment Objectives.    The Trust’s investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030.

There can be no assurance that the Trust’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Trust’s investment program will be successful.

Investment Policies.    Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality means that such securities are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Advisors take into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Trust may invest up to 20% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Trust may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics

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of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Advisors may consider such factors as the Advisors’ assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Trust’s SAI contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Trust may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.

The Trust may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Trust to the federal alternative minimum tax. See “Tax Matters—Taxation of Shareholders” in the SAI. The percentage of the Trust’s Managed Assets invested in private activity bonds will vary from time to time. The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in our common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The Trust seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Trust will terminate) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Trust’s ability to return to investors $25.00 per common share outstanding upon the Trust’s termination. Such retained net investment income will generally serve to increase the net asset value of the Trust. However, if the Trust realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Trust may return less than $25.00 for each common share outstanding at the end of the Trust’s term. In addition, the leverage used by the Trust may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Advisors believe that they will be able to manage the Trust’s assets so that the Trust will not realize capital losses which are not offset by capital gains over the life of the Trust on the disposition of its other assets and retained net investment income. Although neither the Advisors nor the Trust can guarantee these results, their achievement should enable

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the Trust, on or about December 31, 2030, to have available for distribution to holders of its common shares $25.00 for each common share then outstanding. There is no assurance that the Trust will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030. For a discussion of risk factors that may affect the Trust in achieving its objectives, see “Risks” below.

After the initial investment period, the Trust intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. As a result, over time the maturity of the Trust’s portfolio is expected to shorten in relation to the remaining term of the Trust.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Trust. The Trust ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Trust may realize taxable capital gains.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objectives under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular federal income tax.

The Trust cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” in the SAI for additional information with respect to the voting rights of holders of Preferred Shares should the Trust determine to issue Preferred Shares in the future.

Description of Municipal Securities

Municipal securities are either general obligation bonds or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The municipal securities in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Advisors to be reliable, is exempt from

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regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances). The Advisors will not conduct their own analysis of the tax status of the interest paid by municipal securities held by the Trust. The Trust may also invest in municipal securities issued by U.S. Territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax. In addition to the types of municipal securities described in the Prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal securities.

General Obligation Bonds.    General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds.    Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Moral Obligation Bonds.    The Trust also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations.    Also included within the general category of municipal securities described in this Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Trust’s ability to recover under the lease in the

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event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult.

Certificates of Participation.    A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Trust with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Trust with the right to demand payment, on not more than seven days’ notice, of all or any part of the Trust’s participation interest in the underlying municipal securities, plus accrued interest.

Zero Coupon Bonds.    Municipal securities may include zero-coupon bonds, which are bonds that do not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Trust would be required to distribute the income on any of these instruments as it accrues, even though the Trust will not receive all of the income on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an

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entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

VRDOs.    Variable rate demand obligations (“VRDOs”) are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. The Trust may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

Yields.    The yields on municipal securities are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A municipal security’s market value generally will depend upon its form, maturity, call features and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments. The ability of the Trust to achieve its investment objectives is also dependent on the continuing ability of the issuers of the securities in which the Trust invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding municipal securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of municipal securities and the obligations of the issuer of such municipal securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities

The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis or on a “delayed delivery” basis. When such transactions are negotiated,

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the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

High Yield Securities

The Trust may invest up to 20% of its Managed Assets in securities rated, at the time of investment, below investment grade such as those rated Ba or below by Moody’s and BB or below by S&P or Fitch or in unrated securities determined by the Advisor or the Sub-Advisor to be of comparable quality. These lower grade securities are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust’s net asset value. See “Other Investment Policies and Techniques—High Yield Securities” in the Trust’s SAI.

Other Investment Companies

The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares (or Preferred Shares, should the Trust determine to issue Preferred Shares in the future), or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Trust’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. The Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal securities investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this Prospectus in the sections entitled “Risks” and “Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment

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companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than the Advisors. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal securities.

Tax-Exempt Preferred Securities

The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. A portion of such dividends may be capital gain distributions subject to federal capital gains tax. Such funds, in turn, invest in municipal securities and other assets that generally pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Trust will treat investments in tax-exempt preferred shares as investments in municipal securities.

Strategic Transactions and Other Management Techniques

The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be particularly speculative. The ability of the Trust to use Strategic Transactions successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Inasmuch as any obligations of the Trust that arise from the use of Strategic Transactions will be covered by segregated liquid assets or offsetting transactions, the Trust and the Advisors believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. The SAI contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to Strategic Transactions. Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences. See “Risks — Strategic Transactions and Derivatives Risk.”

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Short-Term Debt Securities; Temporary Defensive Positions; Invest-Up or Wind-Down Period

During temporary defensive periods (e.g., times when, in the Advisors’ opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available, or in connection with the termination of the Trust), and in order to keep cash on hand fully invested, including (i) the period during which the net proceeds of this offering of common shares (or Preferred Shares, should the Trust determine to issue Preferred Shares in the future) are being invested or (ii) the period of time preceding the Trusts termination, the Trust may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal securities of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal securities maturing in three years or less from the date of issuance), municipal commercial paper and VRDOs. See “Investment Policies and Techniques—Short-Term Tax-Exempt Fixed Income Securities” in the SAI. The Trust’s expectation is that it will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Investment Policies and Techniques—Short-Term Taxable Fixed Income Securities” and “Other Investment Policies and Techniques—Repurchase Agreements” in the SAI. To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

Leverage

The Trust currently intends to use leverage to seek to achieve its investment objectives. The Trust currently intends to use leverage by investing in derivative instruments with leverage imbedded in them, such as TOBs Residuals. The Trust may also, but does not currently intend to, use leverage by issuing Preferred Shares or by borrowing funds from banks or other financial institutions. The Trust currently intends to use economic leverage of up to 40% of its Managed Assets (66.7% of its net assets), although it may use economic leverage of up to 50% of its Managed Assets (100% of its net assets). The Trust expects that it will take up to six months for it to fully implement its intended amount of economic leverage.

The use of leverage can create risks. Changes in the value of the Trust’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Trust’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Trust did not utilize leverage. A reduction in the Trust’s net asset value may cause a reduction in the market price of its shares. During periods in which the Trust is using leverage, the fees paid to the Advisors for advisory and sub-advisory services will be higher than if the Trust did not use leverage, because the fees paid will be calculated on the basis of the Trust’s Managed Assets, which includes the proceeds from leverage. The Trust’s leveraging strategy may not be successful.

Certain types of leverage by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisors do not believe that these covenants or guidelines will impede them from managing the Trust’s portfolio in accordance with its investment objectives and policies if the Trust were to utilize leverage.

Under the Investment Company Act, the Trust is not permitted to use leverage for any purpose if, immediately after the issuance of such leverage, the Trust would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Trust may not declare distributions, or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the Investment Company Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) not in excess of 5% of the total assets of a Trust.

Effects of Leverage

Assuming that leverage will represent approximately 40% of the Trust’s Managed Assets and that the Trust will bear expenses relating to that leverage at an average annual rate of 0.90%, the income generated by the Trust’s portfolio (net of estimated expenses) must exceed 0.36% in order to cover the expenses specifically related to the Trust’s use of leverage. Of course, these numbers are merely estimates

Leverage

used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above. The Trust expects that it will take up to six months for it to fully implement its intended amount of economic leverage.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See “Risks.” The table further reflects the use of leverage representing 40% of the Trust’s Managed Assets and the Trust’s currently projected annual leverage expense of 0.90%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(17.28)%	(8.94)%	(0.60)%	7.74%	16.08%

Common share total return is composed of two elements: the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the tax-exempt interest it receives on its municipal securities investments is entirely offset by losses in the value of those securities.

Unless and until leverage is utilized or issued, the common shares will not be leveraged and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in debt instruments in accordance with the Trust’s investment objectives and policies.

TOBs Residuals

The Trust currently intends to leverage its assets through the use of TOBs Issuers. A TOBs Issuer is typically established by a third party sponsor forming a special purpose trust into which the Trust, or an agent on behalf of the Trust, transfers municipal securities. A TOBs Issuer typically issues two classes of beneficial interests: TOBs Floaters, which are sold to third party investors, and TOBs Residuals, which are generally issued to the Trust. The Trust may invest in both TOBs Floaters and TOBs Residuals. The

Leverage

Trust does not currently intend to invest in TOBs Residuals issued by a TOBs Issuer that was not formed for the Trust, although it reserves the right to do so in the future. Below is a diagram outlining the structure for a typical but hypothetical TOBs Issuer:

As diagramed above, the TOBs Issuer receives municipal securities from the Trust through the sponsor and then issues TOBs Floaters to third party investors and a TOBs Residual to the Trust. The Trust is paid the cash (less transaction expenses, which are borne by the Trust and therefore common shareholders indirectly) received by the TOBs Issuer from the sale of the TOBs Floaters and typically will invest the cash in additional municipal securities or other investments permitted by its investment policies. TOBs Floaters may have first priority on the cash flow from the securities held by the TOBs Issuer and are enhanced with a liquidity support arrangement from a liquidity provider which allows holders to tender their position at par (plus accrued interest). The Trust, in addition to receiving cash from the sale of the TOBs Floaters, also receives the TOBs Residual. The TOBs Residual provides the Trust with the right (1) to cause the holders of the TOBs Floaters to tender their notes to the TOBs Issuer at par (plus accrued interest), and (2) to acquire the municipal securities from the TOBs Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the securities held in the TOBs Issuer are passed through to the Trust, as the holder of the TOBs Residual. This transaction, in effect, creates exposure for the Trust to the entire return of the securities in the TOBs Issuer, with a net cash investment by the Trust that is less than the value of the securities in the TOBs Issuer. This multiplies the positive or negative impact of the securities’ return within the Trust (thereby creating leverage). The leverage within a TOBs Issuer depends on the value of the securities deposited in the TOBs Issuer relative to the value of the TOBs Floaters it issues. In the diagram above, the TOBs Issuer receives municipal securities worth $60, issues TOBs Floaters worth $45 and the Trust receives a TOBs Residual worth $15. The leverage ratio in the TOBs Issuer described in the example is thus 3:1. Increasing the value of the TOBs Floaters issued would increase the leverage ratio of the TOBs Issuer.

The TOBs Issuer may be terminated without the consent of the Trust upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the TOBs Issuer, a substantial

Leverage

downgrade in the credit quality of the issuer of the securities in the TOBs Issuer, the inability of the TOBs Issuer to obtain liquidity support for the TOBs Floaters, a substantial decline in the market value of the securities in the TOBs Issuer, or the inability of the sponsor to remarket any TOBs Floaters tendered to it by holders of the TOBs Floaters. In such an event, the TOBs Floaters would be redeemed by the TOBs Issuer at par (plus accrued interest) out of the proceeds from a sale of the securities in the TOBs Issuer. If this happens, the Trust would be entitled to the assets of the TOBs Issuer, if any, that remain after the TOBs Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOBs Floaters at par (plus accrued interest), the party that would bear the losses on those securities would depend upon whether the Trust holds a non-recourse TOBs Residual or a recourse TOBs Residual. If the Trust holds a non-recourse TOBs Residual, the liquidity provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Trust’s assets. If the Trust holds a recourse TOBs Residual, the Trust (and, indirectly, holders of the Trust’s common shares) would typically bear the losses on those securities. In particular, if the Trust holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Trust would be required to pay to the liquidity provider the difference between the purchase price of any TOBs Floaters put to the liquidity provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. The Trust may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Under accounting rules, securities of the Trust that are deposited into a TOBs Issuer are investments of the Trust and are presented on the Trust’s Schedule of Investments and outstanding TOBs Floaters issued by a TOBs Issuer are presented as liabilities in the Trust’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Trust on an accrual basis. Interest expense incurred on the TOBs Floaters and other expense related to remarketing, administration and trustee services to a TOBs Issuer are reported as expenses of the Trust.

For TOBs Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOBs Issuer, the holder of the TOBs Floaters relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOBs Issuer provide for a liquidation of the municipal securities deposited in the TOBs Issuer and the application of the proceeds to pay off the TOBs Floaters. The risk associated with TOBs Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOBs Issuers. This in turn may reduce the desirability of TOBs Floaters as investments, which could impair the viability or availability of TOBs Issuers and reduce, or eliminate completely, the availability of TOBs Residuals as a leveraging option for the Trust.

The use of TOBs Residuals will require the Trust to earmark or segregate liquid assets in an amount equal to any TOBs Floaters, plus any accrued but unpaid interest due on the TOBs Floaters, issued by TOBs Issuers sponsored on behalf of the Trust that are not owned by the Trust. The Trust will not earmark or segregate assets transferred to a TOBs Issuer. The Trust reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

The Trust may invest in both TOBs Floaters and TOBs Residuals issued by the same TOBs Issuer.

Leverage

Preferred Shares

The Trust may, but currently does not intend to, leverage its portfolio by issuing Preferred Shares. Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the Trust’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Trust’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Trust would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Trust expects that Preferred Shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. Preferred Shares, if issued, could include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Trust expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Trust. The terms of such liquidity feature could require the Trust to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Trust.

If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust’s ability to qualify as a regulated investment company under the Code. If the Trust has Preferred Shares outstanding, two of the Trust’s Trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining Trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Trust.

If the Trust issues Preferred Shares, the Trust expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisors from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

Temporary Borrowings

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risks

The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

No Operating History

The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. The Trust does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance. An investment in the Trust is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Trust will not achieve its investment objectives and that the value of any potential investment in our common shares could decline substantially as a consequence.

Non-Diversified Status

The Trust will be a non-diversified fund. As defined in the Investment Company Act, a non-diversified fund may have a significant part of its investments in a smaller number of securities than can a diversified fund. Having a larger percentage of assets in a smaller number of securities makes a non-diversified fund, like the Trust, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Trust.

Investment and Market Discount Risk

An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. The value of your investment in the Trust will be reduced immediately following the initial offering by the amount of the sales load and the amount of the organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering. The Trust anticipates using leverage, which will magnify the Trust’s investment, market and certain other risks.

Interest Rate Risk

Generally, when market interest rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal securities in the Trust’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. Because the Trust will initially invest primarily in long-term securities, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term securities. The Trust’s use of leverage, as described below, will tend to increase common share interest rate risk. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Trust’s debt securities and decreasing the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk

Risks

and may choose not to do so. In addition, there is no assurance that any attempts by the Trust to reduce interest rate risk will be successful or that any hedges that the Trust may establish will perfectly correlate with movements in interest rates.

Credit Risk

Credit risk is the risk that one or more municipal securities in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the municipal security experiences a decline in its financial status. Under normal market conditions, the Trust will invest at least 80% (measured at the time of investment) of its Managed Assets in municipal securities rated Baa/BBB or higher or securities that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade quality (rated Ba/BB and below) or securities that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Municipal securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Lower grade securities tend to be less liquid than investment grade securities and the market values of lower grade securities tend to be more volatile than investment grade securities.

Municipal Securities Market Risk

Economic exposure to the municipal securities market involves certain risks. The Trust’s economic exposure to municipal securities includes municipal securities in the Trust’s portfolio and municipal securities to which the Trust is exposed through the ownership of TOBs Residuals. The municipal market is one in which dealer firms make markets in securities on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Municipal securities are generally not registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Trust is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Advisor or Sub-Advisor than would be a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below investment grade securities to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy

Risks

laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt and could jeopardize the Trust’s status as a regulated investment company under the Code. See “Tax Matters” in the SAI.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such securities are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Such debt issuance limitations are usually deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Trust and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Trust. A decline in income could affect the Trust’s ability to pay dividends on the common shares.

Risks

Risk Factors and Special Considerations Relating to Municipal Securities

The risks and special considerations involved in investment in municipal securities vary with the types of instruments being acquired. Certain instruments in which the Trust may invest may be characterized as derivative instruments. See “The Trust’s Investments—Description of Municipal Securities” and “The Trust’s Investments—Strategic Transactions and Other Management Techniques.”

The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of a bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal security issuers could produce varying results among the states or among municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Trust invests.

The U.S. economy may be in the process of “deleveraging,” with individuals, companies and municipalities reducing expenditures and paying down borrowings. In such event, the number of municipal borrowers and the amount of outstanding municipal securities may contract, potentially without corresponding reductions in investor demand for municipal securities. As a result, the Trust may have fewer investment alternatives, may invest in securities that it previously would have declined and may concentrate its investments in a smaller number of issuers.

Limited Term Risk

The Trust will terminate on or about December 31, 2030 in accordance with the terms of its Agreement and Declaration of Trust, unless the Trust’s Board and shareholders approve an amendment to the Trust’s Agreement and Declaration of Trust to extend the Trust’s termination date. The Trust seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Trust’s limited term may cause it to sell securities when it otherwise would not, which could cause the Trust’s returns to decrease and the market price and/or net asset value of the common shares to fall. In addition, the Trust’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust or the Trust’s ability to maintain its dividend.

Call and Redemption Risk

If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Trust in securities bearing the new, lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders. A decline in income could affect the Trust’s ability to pay dividends on the common shares.

Reinvestment Risk

Reinvestment risk is the risk that income from the Trust’s municipal security portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns. The Trust’s income and distributions may decline over the term of the Trust as the dollar weighted average maturity of the Trust’s portfolio securities shortens. The likelihood of this risk may increase as the Trust approaches its term.

Risks

High Yield Risk

The Trust may invest up to 20% of its Managed Assets in securities that are rated, at the time of investment, below investment grade quality (rated “Ba/BB” or below, or unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor), which are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “Risks—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

The prices of debt securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade municipal securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. The extraordinarily low rates also result in a reduced absolute spread between municipal rates and taxable rates, which has attracted traditional taxable investment oriented investors into the municipal securities markets. As rates rise, these recent entrants to the low-grade municipal market may exit the market and reduce demand for lower grade municipal securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Risks

Unrated Securities Risk

Because the Trust may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price.

Private Activity Bonds

The Trust may invest in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in the Trust to the federal alternative minimum tax.

Economic Sector and Geographic Risk

The Trust, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Trust may invest 25% or more of its Managed Assets in municipal obligations of issuers in the same state (or U.S. Territory) or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state’s legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust’s common shares.

Leverage Risk

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust’s leveraging strategy may not be successful.

There is no assurance that the Trust’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

➢	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

➢

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

➢

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

➢	when the Trust uses financial leverage, the investment advisory fees payable to the Advisors will be higher than if the Trust did not use leverage; and

➢	leverage may increase operating costs, which may reduce total return.

Risks

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Trust currently intends to utilize leverage through its investments in TOBs Residuals. See “—Tender Option Bonds Risk.” The use of TOBs Residuals will require the Trust to segregate assets to cover its obligations. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Trust’s flexibility and may require that the Trust sell other portfolio investments to pay Trust expenses, to maintain assets in an amount sufficient to cover the Trust’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisors do not believe that these covenants or guidelines will impede them from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

The Trust may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust’s common shares and the returns to the holders of common shares.

Tender Option Bonds Risk

TOBs Residuals are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that the Trust’s strategy of using TOBs Residuals to leverage its assets will be successful.

Distributions on TOBs Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on the TOBs Residuals paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOBs Floaters sold by the issuer of these securities relative to the amount of the TOBs Residuals that it sells. The greater the amount of TOBs Floaters sold relative to the TOBs Residuals, the more volatile the

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distributions on the TOBs Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment, resulting in increased leverage costs to the Trust and decreased income from investments in TOBs Residuals.

Holders of TOBs Floaters may tender their TOBs Floaters to the TOBs Issuer at par (plus accrued interest). In such an event, the TOBs Floaters would be redeemed by the TOBs Issuer at par (plus accrued interest) out of the proceeds from a sale of the securities in the TOBs Issuer. If this happens, the Trust would be entitled to the assets of the TOBs Issuer, if any, that remain after the TOBs Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOBs Floaters at par (plus accrued interest), and the Trust holds a recourse TOBs Residual, it, and thus holders of the Trust’s common shares, will be obligated to bear any losses occasioned by the difference between the purchase price of any TOBs Floaters put to the liquidity provider of a TOBs Issuer by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. Investments in recourse TOBs Residuals thus place the Trust and common shareholders at a greater risk for leveraged losses than investments in non-recourse TOBs Residuals, where the liquidity provider or holders of the TOBs Floaters would bear such losses. The Trust may invest in both recourse and non-recourse TOBs Residuals.

For TOBs Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOBs Issuer, the holder of the TOBs Floaters relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOBs Issuer provide for a liquidation of the municipal securities deposited in the TOBs Issuer and the application of the proceeds to pay off the TOBs Floaters. The risk associated with TOBs Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOBs Issuers. This in turn may reduce the desirability of TOBs Floaters as investments, which could impair the viability or availability of TOBs Issuers and reduce, or eliminate completely, the availability of TOBs Residuals as a leveraging option for the Trust.

Although the Trust generally would unwind a TOBs transaction rather than try to sell a TOBs Residual, if it did try to sell a TOBs Residual, its ability to do so would depend on the liquidity of the TOBs Residual. TOBs Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOBs Issuer. The market prices of TOBs Residuals are more volatile than the underlying securities due to leverage. The Trust may be required to sell its TOBs Residuals at less than favorable prices, or liquidate other Trust portfolio holdings in certain circumstances, including, but not limited to, the following:

➢	If the Trust has a need for cash and the securities in the TOBs Issuer are not actively trading;

➢	If the sponsors of TOBs Issuers (as a collective group or individually) experience financial hardship and consequently seek to terminate TOBs Issuers sponsored by them; and

➢	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Trust.

The use of TOBs Residuals requires the Trust to segregate assets to cover its obligations. While the segregated assets may be invested in liquid securities, they may not be used for other operational

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purposes. Consequently, the use of leverage may limit the Trust’s flexibility and may require that the Trust sell other portfolio investments to pay Trust expenses, to maintain assets in an amount sufficient to cover the Trust’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Investment Companies and ETFs Risk

Subject to the limitations set forth in the Investment Company Act and the Trust’s governing documents or as otherwise permitted by the SEC, the Trust may acquire shares in other investment companies and in ETFs, some of which may be investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of the Trust’s common shares) will be diminished.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, leverage expenses would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Swaps

Swap agreements are types of derivatives. In order to seek to hedge the value of the Trust’s portfolio, to hedge against increases in the Trust’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Trust’s return, the Trust may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Trust, which would cause the Trust to make payments to its counterparty in the transaction that could adversely affect Trust performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Trust is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

Risks

Strategic Transactions and Derivatives Risk

The Trust may engage in various Strategic Transactions for duration management and other risk management to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Trust may invest in a variety of derivative instruments for investment purposes, hedging purposes, duration or other risk management purposes or to seek to increase its return, such as options, futures contracts and swap agreements. The Trust may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Trust also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Trust’s costs associated with its leverage strategy. The Trust also may invest in certain derivative products that pay tax-exempt income interest via a trust or partnership through which the Trust holds interests in one or more underlying long-term municipal securities. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. Please see the Trust’s SAI for a more detailed description of Strategic Transactions and the various derivative instruments the Trust may use and the various risks associated with them.

When-Issued and Delayed Delivery Transactions Risk

The Trust may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Trust with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Counterparty Risk

The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust and the sponsors of and liquidity providers to TOBs Issuers in which the Trust invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial

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difficulties, the Trust may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Insurance Risk

The Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. These events may presage one or more rating reductions for any other insurer in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security will more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured municipal securities — especially those municipal securities issued by weaker underlying credits — have declined. Most insured municipal securities are currently being valued according to their fundamentals as if they were uninsured. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Risk Associated with Recent Market Events

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Trust and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit

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ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by Trust.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. Moreover, as the European debt crisis has progressed the possibility of one or more eurozone countries exiting the European Economic and Monetary Union, or even the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the Economic and Monetary Union, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Trust’s portfolio. Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. A return to unfavorable economic conditions could impair the Trust’s ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities, and significant and rapid value decline in certain instances. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Trust’s municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

In response to the national economic downturn, governmental cost burdens have been and may continue to be reallocated among federal, state and local governments. Also, as a result of the downturn and related unemployment, declining income and loss of property values, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying or default in the payment of principal or interest on their outstanding debt or may experience ratings downgrades of their debt. In addition, municipalities might seek protection under bankruptcy laws, thereby affecting the repayment of their outstanding debt. These and similar events may adversely affect the common shares.

United States Credit Rating Downgrade Risk

On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA” with a negative outlook. Moody’s affirmed the Aaa long-term sovereign credit rating of the U.S. on November 21, 2011 while maintaining its negative outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse

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impacts on securities issuers and the Trust. The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio.

In addition, following S&P’s downgrade of the U.S., the major rating agencies have also placed many municipalities on review for potential downgrades, which could impact the market price, liquidity and volatility of the municipal securities held by the Trust in its portfolio. If the universe of municipal securities meeting the Trust’s ratings and credit quality requirements shrinks, it may be more difficult for the Trust to meet its investment objectives and the Trust’s investments may become more concentrated in fewer issues.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of United States government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Government Intervention

The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation

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will not have a material adverse effect on the Trust. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Trust.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Trust and the Advisors, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Trust, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Trust as a systemic risk to be placed under the Federal Reserve’s supervision, the Trust could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions. Such requirements could hinder the Trust’s ability to meet its investment objectives and may place the Trust at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve. The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On October 11 and 12, 2011, U.S. financial regulators issued a proposed rule (the “Volcker Proposed Rule”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012. Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule. The Volcker Rule could have a significant negative impact on BlackRock and the Advisors. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Trust. Upon the effectiveness of the Volcker Rule, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Trust’s activities with respect to PNC (if any). While the U.S. financial regulators have issued the Volcker Proposed Rule, the Advisor cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date or the issuance of final rules implementing the Volcker Rule, or the impact any such modifications may have on BlackRock, the Trust or the Advisors.

The implementation of the Dodd-Frank Act could also adversely affect the Advisors and the Trust by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisors’ and the Trust’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisors and the Trust, including, without limitation, responding to

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investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors and the Trust may be affected by the new legislation and regulation in ways that are currently unforeseeable.

On February 9, 2012, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act (the “CEA”) to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Trust. These amendments limit the ability of the Trust to use futures, options and swaps without the Trust, its advisors and operators being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Advisors (who would have to register as commodity pool operators and/or commodity trading advisers) and the Trust. These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings. The ultimate effect these amendments may have on the Advisors and the Trust is thus uncertain; however, it is possible that they may adversely affect the Trust’s ability to manage its portfolio and may impair the Trust’s ability to achieve its investment objectives.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this may too adversely affect the Trust’s ability to manage its portfolio and impair the Trust’s ability to achieve its investment objectives. The CPO-CTA Rulemaking may substantially increase regulatory compliance costs for the Trust and the Advisors and could have effects on the management of the Trust’s portfolio that are currently unforeseeable, that could reduce returns to investors and that could impair the Trust’s ability to achieve its investment objectives.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention. There can be no assurance that any change in federal tax law will not affect the treatment of income from municipal securities or the income from securities issued by registered investment companies that invest primarily in municipal securities, such as the Trust.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Trust and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may materially adversely affect the Trust. For example, the regulatory and tax environment for derivative instruments in which the Trust may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Trust and the ability of the Trust to pursue its investment strategies. Additionally, the SEC has been studying the structure and regulation of the municipal securities market, and the results of these efforts could lead to legislative and regulatory changes affecting the municipal securities market.

Risks

The Trust will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes (but which may be subject to the federal alternative minimum tax in certain circumstances), and the Advisors will not independently verify that opinion. Subsequent to the Trust’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Trust as “exempt-interest dividends” could be adversely affected, subjecting the Trust’s shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the IRS may determine that a municipal security issued as tax-exempt should in fact be taxable. If the Trust held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed exempt-interest dividends.

Additionally, the value of the Trust’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular U.S. federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in U.S. federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. For example, several recent proposals to reduce the federal budget deficit have included consideration of elimination of the tax-exempt status of municipal securities.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Trust must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

Investment Company Act Regulations

The Trust is a registered closed-end investment company and as such is subject to regulations under the Investment Company Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Trust. Legislation or regulation may change the way in which the Trust itself is regulated. The Advisors cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Trust’s ability to achieve its investment objectives.

Liquidity of Investments

Certain municipal securities in which the Trust invests may lack an established secondary trading market or otherwise be considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

Risks

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Potential Conflicts of Interest of the Advisors and Others

BlackRock and BlackRock’s affiliates (“Affiliates”) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. Subject to the requirements of the Investment Company Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, BlackRock and its Affiliates may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Trust could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The Investment Company Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser, officers, directors/trustees, any person who directly or indirectly controls, is controlled by or is under common control with such investment company, any person directly or indirectly owning, controlling, or holding with power to vote, five percent or more of the outstanding voting securities of such investment company and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Trust—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Management Risk

The Trust is subject to management risk because it is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results. The Trust may be subject to a relatively high level of management risk because the Trust may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with bonds.

Market and Selection Risk

Market risk is the possibility that the market values of securities owned by the Trust will decline. There is a risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater

Risks

among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Trust to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Trust’s outstanding commitments for these securities, the greater the Trust’s exposure to market price fluctuations. Selection risk is the risk that the securities that the Trust’s management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.

Reliance on the Advisors

The Trust is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock. The Advisors are not required to devote their full time to the business of the Trust and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Trust. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Trust. For additional information on the Advisors and BlackRock, see “Management of the Trust—Investment Advisor and Sub-Advisor.”

Reliance on Service Providers

The Trust must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to such Trust’s operations and financial performance. Failure by any service provider to carry out its obligations to the Trust in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Trust at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Trust’s performance and returns to shareholders. The termination of the Trust’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Trust and could have a material adverse effect on the Trust’s performance and returns to shareholders.

Information Technology Systems

The Trust is dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Trust. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Trust. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Trust.

Misconduct of Employees and of Service Providers

Misconduct or misrepresentations by employees of the Advisors or the Trust’s service providers could cause significant losses to the Trust. Employee misconduct may include binding the Trust to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged

Risks

risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Trust’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Trust’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk

The Trust’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws.”

How the trust manages risk

Investment Limitations

The Trust has adopted certain investment limitations designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding common shares. See “Investment Objectives and Policies—Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Trust.

The restrictions and other limitations set forth throughout this Prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

Quality of Investments

The Trust will invest at least 80% of its Managed Assets in securities of investment grade quality at the time of investment. Investment grade quality means that such securities are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust’s leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or may exercise its right to call securities held in a TOBs Issuer pursuant to the terms of TOBs Residuals it holds. As explained above under “Risks—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Advisors’ ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that additional leverage would be beneficial, the Trust may sell Preferred Shares or engage in additional leverage transactions, such as investments in TOBs Residuals, subject to the restrictions of the Investment Company Act.

Strategic Transactions

The Trust may use various investment strategies designed to limit the risk of municipal security price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Advisors, correlate with the prices of the Trust’s investments. Successful implementation of most hedging strategies would generate taxable income and the Trust has no present intention to use these strategies.

Management of the trust

Trustees and Officers

The Board is responsible for the overall management of the Trust, including supervision of the duties performed by the Advisors. There are eleven Trustees of the Trust. A majority of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Trust (“Independent Trustees”). The name and business address of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI.

Investment Advisor and Sub-Advisor

BlackRock Advisors, LLC acts as the Trust’s investment adviser. The Advisor is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Trust. BlackRock Investment Management, LLC acts as the Trust’s sub-adviser and will perform certain of the day-to-day investment management of the Trust. The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of June 30, 2012 , BlackRock’s assets under management were approximately $3.560 trillion. BlackRock has over 20 years of experience managing closed-end products and, as of June 30, 2012 advised a registered closed-end family of 92 exchange-listed active funds with approximately $42.7 billion in assets. In addition, BlackRock advised 6 non-exchange-listed closed-end funds with approximately $303.8 million in assets.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 30, 2012, the firm has approximately 9,900 employees in 27 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Philosophy

BlackRock’s investment decision-making process for the municipal security sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust’s investment objectives. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock’s extensive personnel and technology resources are the key drivers of the investment philosophy.

BlackRock’s Municipal Securities Team

BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment

Management of the trust

expertise of only a few individuals. BlackRock’s municipal security team includes 18 portfolio managers with an average experience of 18 years and 15 credit research analysts with an average experience of 15 years.

As of June 30, 2012, BlackRock’s fundamental fixed income municipal securities portfolio managers were responsible for municipal securities portfolios valued at approximately $105 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts, municipal allocations within larger institutional mandates or municipal liquidity accounts. The team currently manages 58 closed-end municipal funds, with over $26.7 billion in assets under management.

Portfolio Managers

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Trust’s portfolio are as follows:

Theodore R. Jaeckel, Jr., CFA, Managing Director

Mr. Jaeckel is Co-Head of the Municipal Mutual Funds Team within BlackRock’s Municipal Fixed Income Portfolio Management Group. He is also a member of BlackRock’s Municipal Bond Management Committee, which oversees all municipal bond portfolio management, research and trading activities. Mr. Jaeckel’s service with BlackRock dates back to 1991, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock in 2006. At MLIM, he was a portfolio manager for municipal bond alternative and high yield strategies. Prior to joining MLIM, Mr. Jaeckel was a municipal bond trader with Chemical Bank. Mr. Jaeckel earned a BA degree in history from Hamilton College in 1981.

Phillip Soccio, CFA, Director

Mr. Soccio is a member of the Municipals Investment Team within BlackRock Fundamental Fixed Income. Prior to assuming his current role in 2007, Mr. Soccio was a member of BlackRock’s Cash Management Group, where he was responsible for managing various tax-exempt money market funds. From 1998 to 2000, he was a member of BlackRock’s Account Management Group responsible for institutional client service and marketing support. Mr. Soccio began his career at BlackRock in 1998. Mr. Soccio earned a BS degree in finance from Wilmington University in 2001.

Michael Kalinoski, CFA, Director

Mr. Kalinoski is a member of the Municipals Investment Team within BlackRock Fundamental Fixed Income. Mr. Kalinoski’s service with BlackRock dates back to 1999, including his years with MLIM, which merged with BlackRock in 2006. At MLIM, he was a member of the tax-exempt fixed income team responsible for managing a number of national and state funds. Prior to joining MLIM in 1999, Mr. Kalinoski was a municipal trader with Strong Capital Management. Mr. Kalinoski earned a BS degree in accounting from Marquette University in 1992.

BlackRock’s Investment Process

BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios.

Management of the trust

BlackRock believes that it is unique in its integration of taxable and municipal securities specialists. Both taxable and municipal securities portfolio managers interact frequently for determining the firm’s overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

BlackRock’s portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock’s ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal securities team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

BlackRock’s approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock’s analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock’s municipal process.

Investment Management Agreement

Pursuant to an investment management agreement between the Advisor and the Trust (the “Investment Management Agreement”), the Trust has agreed to pay the Advisor a monthly management fee at an annual rate equal to 0.40% of the average daily value of the Trust’s Managed Assets (0.67% of the Trust’s net assets, assuming leverage of 40% of the Trust’s Managed Assets). “Managed Assets” means the total assets of the Trust, (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Trust’s assets in a TOBs Issuer of which the Trust owns the TOBs Residual. This means that during periods in which the Trust is using leverage, the fee paid to the Advisor will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage.

The Advisor (and not the Trust) will pay a sub-advisory fee to the Sub-Advisor equal to 46% of the monthly management fees received by the Advisor.

The Trust’s Board initially consisted of three Trustees: Richard E. Cavanagh, Karen P. Robards and Paul L. Audet (the “Initial Board”). Each of Mr. Cavanagh and Ms. Robards are Independent Trustees and Mr. Audet is an interested Trustee by virtue of his current position with the Advisor. At an in person meeting held on July 11, 2012 (the “Initial Organizational Meeting”) the Initial Board, including the Independent Trustees voting separately, approved the Investment Management Agreement between the Trust and the Advisor and an investment sub-advisory agreement among the Trust, the Advisor and the

Management of the trust

Sub-Advisor. At the end of the Initial Organizational Meeting, the Initial Board expanded the size of the Board to eleven Trustees and appointed the remaining eight Trustees to fill the vacancies created thereby. The Board then held an in person meeting on July 27, 2012 at which it, and the Independent Trustees voting separately, ratified the actions taken by the Initial Board at the Initial Organizational Meeting. See “Management of the Trust” in the SAI.

A discussion regarding the basis for the approval of the investment management agreements by the Board will be available in the Trust’s first report to shareholders.

In addition to the fees paid to the Advisor, the Trust pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Net asset value

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust), and the liquidation value of any outstanding preferred shares of the Trust from the Trust’s total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

The Trust’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board. The Trust values its fixed income securities on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Advisor and/or Sub-Advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Advisor and/or Sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Distributions

Commencing with the Trust’s initial distribution, the Trust intends to distribute to holders of its common shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust which may be outstanding. It is expected that the initial monthly dividend on shares of the Trust’s common shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering, depending on market conditions. The Trust expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

The Trust currently intends to retain, until the final liquidating distribution, a portion of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. For federal income tax purposes, the Trust will be required to distribute substantially all of its net investment income for each tax year. The Trust expects that all or a portion of net capital gain, if any, will be distributed at least annually. Because the Trust must bear certain expenses incurred in connection with the offering of the Trust’s shares, net asset value will be less than $25.00 per share immediately after the offering. The Trust will attempt to retain over time sufficient net investment income to cause the Trust’s net asset value on or about December 31, 2030 to be $25.00 per share, which may result in reductions in the distributions paid to common shareholders over the life of the Trust. Net asset value will fluctuate over time, but if the Trust does not incur any capital losses that are not offset, for federal income tax purposes, by capital gains, the Advisor and the Sub-Advisor anticipate that through the retention of net investment income, the Trust’s net asset value will be at least $25.00 per share on or about December 31, 2030.

Various factors will affect the level of the Trust’s income, including the asset mix, the amount of leverage utilized by the Trust and the effects thereof and the Trust’s use of hedging. To permit the Trust to maintain a more stable monthly distribution or to facilitate the Trust’s attempt to retain over time sufficient net investment income to cause the Trust’s net asset value to be at least $25.00 per share on or about December 31, 2030, the Trust may from time to time distribute less than the entire amount of tax-exempt interest income earned in a particular period. The undistributed tax-exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of tax-exempt interest income actually earned by the Trust during the period. Undistributed tax-exempt interest income will add to the Trust’s net asset value and, correspondingly, distributions from undistributed tax-exempt interest income will deduct from the Trust’s net asset value. The Trust’s income and distributions may decline over the term of the Trust as the dollar weighted average maturity of the Trust’s portfolio securities shorten. The likelihood of this risk may increase as the Trust approaches its term. The Trust expects that a final liquidating distribution will be made to shareholders on or before the termination of the Trust.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust purchased in the open market in accordance with the Trust’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

Dividend reinvestment plan

Unless the registered owner of common shares elects to receive cash by contacting the Reinvestment Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”), agent for shareholders in administering the Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The common shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts by purchasing outstanding common shares on the open market on the New York Stock Exchange or elsewhere (“open-market purchases”). The Trust will not issue any new common shares under the Reinvestment Plan. It is contemplated that the Trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of such dividend through the date before the next “ex-dividend” date which typically will be approximately ten days.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan. The Reinvestment Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Reinvestment Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

Dividend reinvestment plan

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, through the internet at www.computershare.com/investor, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

Description of shares

Common Shares

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 16, 2011, and an Agreement and Declaration of Trust dated as of August 16, 2011, and amended and restated as of July 11, 2012 (the “Agreement and Declaration of Trust”). The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. If and whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “Description of Shares—Preferred Shares” in the SAI. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention of offering any additional shares, including Preferred Shares. Any additional offerings of shares, including Preferred Shares, will require approval by the Trust’s Board. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s common shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “BTT.” Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. See “Summary of Trust Expenses.”

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in investment grade municipal securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, the Trust’s net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See “Repurchase of Common Shares” below and “Repurchase of Common Shares” in the SAI.

Description of shares

Preferred Shares

The Agreement and Declaration of Trust provides that the Trust’s Board may authorize and issue Preferred Shares with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. The Trust has no current intention to issue Preferred Shares.

Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Trust’s total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust’s total assets is at least 200% of such liquidation value. If the Trust issues Preferred Shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies. Please see “Description of Shares” in the SAI for more information.

Certain provisions in the agreement and declaration of trust and bylaws

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and only by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust. The 5% holder transactions subject to these special approval requirements are:

➢	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

➢	the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

➢

the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

➢

the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such conversion has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be

Certain provisions in the agreement and declaration of trust and bylaws approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Trust’s investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Trust to an open-end fund.

To liquidate the Trust prior to December 31, 2030, the Trust’s Agreement and Declaration of Trust requires the favorable vote of at least 80% of Trustees. An extension of the Trust’s termination date beyond December 31, 2030 would require that the Trust’s Board and shareholders approve an amendment to the Trust’s Agreement and Declaration of Trust.

For the purposes of calculating “a majority of the outstanding voting securities” under the Trust’s Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Trust’s Bylaws generally require that advance notice be given to the Trust in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Trust not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws. Reference should be made to the Bylaws on file with the SEC for the full text of these provisions.

Closed-end fund structure

The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Trust’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. See “Repurchase of Common Shares,” below, and “Repurchase of Common Shares” in the SAI. The Board might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

Repurchase of common shares

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. See “Net Asset Value” and “Description of Shares—Common Shares.” Although the Trust’s common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares’ trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust’s common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded. For additional information, see “Repurchase of Common Shares” in the SAI.

Tax matters

Federal Tax Matters

The discussion below and in the SAI provides general tax information related to an investment in the common shares. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders subject to special provisions of the Code), and the discussions set forth here and in the SAI do not constitute tax advice. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust.

The Trust invests primarily in municipal securities the income of which is exempt from regular federal income tax. Consequently, the regular monthly dividends you receive will generally be exempt from regular federal income tax. A portion of these dividends, however, may be subject to the federal alternative minimum tax.

Although the Trust does not seek to realize taxable income or capital gains, the Trust may realize and distribute taxable income or capital gains from time to time as a result of the Trust’s normal investment activities. The Trust will distribute at least annually any taxable income or realized capital gains. Distributions of ordinary income and net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains that are properly reported by the Trust are taxable to you as long-term capital gains regardless of how long you have owned your common shares. Dividends will not qualify for a dividends-received deduction generally available to corporate shareholders and will generally not qualify for the reduced rate on qualified dividend income.

Each year, you will receive a year-end statement reporting the amounts of tax-exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name; the Trust will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

In order to avoid corporate taxation of its taxable income and be permitted to pay tax-exempt dividends, the Trust must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Trust’s sources of income, diversification of assets and distribution of earnings to shareholders. Although the Trust intends to make such an election and meet these requirements, no assurance can be given in this regard. If the Trust failed to do so, the Trust would be required to pay corporate taxes on its taxable income, and all distributions (including distributions of tax-exempt interest income or long-term capital gains) would be taxable as ordinary dividends to the extent of the Trust’s earnings and profits.

In addition, even if the Trust qualifies as a regulated investment company, in order for the Trust to pay tax-exempt dividends, at least 50% of the value of the Trust’s total assets must consist of tax-exempt obligations on a quarterly basis. Although the Trust intends to meet this requirement, no assurance can

Tax matters

be given in this regard. If the Trust failed to do so, it would not be able to pay tax-exempt dividends, and your distributions attributable to interest received by the Trust from any source (including distributions of tax-exempt interest income) would be taxable as ordinary income to the extent of the Trust’s earnings and profits.

The Trust may be required to withhold taxes on certain of your dividends if you have not provided the Trust with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Trust shares, you may not be permitted to deduct the interest on that loan. Under federal income tax rules, Trust shares may be treated as having been bought with borrowed money even if the purchase of the Trust shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holder.

If you are subject to the federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

State and Local Tax Matters

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from that state’s income tax. Therefore, the Trust will report annually to its shareholders the percentage of interest income earned by the Trust during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Trust are advised to consult with their own tax advisors about state and local tax matters.

Please refer to the SAI for more detailed information. You are urged to consult your tax advisor.

Underwriting

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc., as their representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust, the Advisor and the Sub-Advisor (the “Underwriting Agreement”), to purchase from the Trust the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such common shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Ameriprise Financial Services, Inc.
RBC Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated
BB&T Capital Markets, a division of Scott Stringfellow, LLC
Comerica Securities, Inc.
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Pershing LLC
Wedbush Securities Inc.
Wunderlich Securities, Inc.

Total

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional              common shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter’s initial commitment.

The Trust has agreed to pay a commission to the Underwriters in the amount of $1.125 per common share (4.5% of the public offering price per common share). The Representatives have advised the Trust that the Underwriters may pay up to $             per common share from such commission to selected dealers who sell the common shares and that such dealers may reallow a concession of up to $             per common share to certain other dealers who sell common shares. The Advisor has agreed to pay the amount by which the Trust’s offering costs (other than sales load) exceed $0.05 per common share. Investors must pay for any common shares purchased on or before             , 2012.

Underwriting

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Trust. Consequently, the offering price for the common shares was determined by negotiation among the Trust and the Representatives. There can be no assurance, however, that the price at which the common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The Trust’s common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “BTT.”

In connection with the requirements for listing the common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares ($2,500).

The Trust, the Advisor and the Sub-Advisor have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Trust has agreed not to offer, sell or register with the SEC any additional equity securities of the Trust, other than issuances of common shares hereby, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Trust that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.

The Trust anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Advisor and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Advisor and their affiliates in the ordinary course of business.

Prior to the public offering of the common shares, BlackRock Holdco 2, Inc. (“BlackRock Holdco”), an affiliate of the Advisors, purchased common shares from the Trust in an amount satisfying the net worth

Underwriting

requirements of Section 14(a) of the Investment Company Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this Prospectus, BlackRock Holdco owned 100% of the Trust’s outstanding common shares and therefore may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding common shares, which is expected to occur upon the closing of this offering.

Additional Compensation

The Advisor (and not the Trust) has agreed to pay to UBS Securities LLC from its own assets a structuring fee for certain syndication assistance provided to the Advisor with respect to the Trust, as well as advice relating to structuring, designing and organizing the Trust and services related to the sale and distribution of the common shares in the amount of $            . If the over-allotment option is not exercised, the structuring fee paid to UBS Securities LLC will not exceed             % of the total public offering price of the common shares sold in this offering.

The Advisor (and not the Trust) has agreed to pay to each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Ameriprise Financial Services, Inc. and RBC Capital Markets, LLC from its own assets a structuring fee for advice relating to the structure, design and organization of the Trust as well as for services related to the sale and distribution of the Trust’s common shares in the amount of $            , $            , $            , $            , $             and $            , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Ameriprise Financial Services, Inc. and RBC Capital Markets, LLC will not exceed             %,             %,             %,             %,             %, and             %, respectively, of the total public offering price of the common shares sold in this offering.

The Advisor (and not the Trust) may pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering.

The Advisor and certain of its affiliates (and not the Trust) expect to pay compensation to certain registered representatives of BlackRock Investments, LLC (an affiliate of the Advisor) that participate in the marketing of the Trust’s common shares in an aggregate amount up to $            . If the over-allotment option is not exercised, the compensation paid to these certain registered representatives of BlackRock Investments, LLC will not exceed 0.21% of the total public offering price of the common shares sold in this offering. The Advisor and certain of its affiliates (and not the Trust) pay this compensation in consideration of marketing activities conducted as part of these certain registered representatives’ regular duties, which activities may include providing information and education to partner firms about the Trust, discussing economic trends and market movements and providing assistance with marketing materials.

The sum of all compensation to the underwriters in connection with this public offering of common shares, including the sales load, the structuring fees, all forms of additional payments to the underwriters, the amounts paid by the Trust to reimburse certain underwriters, compensation paid to registered representatives of BlackRock Investments, LLC that participate in the marketing of the Trust’s common shares and certain other expenses, will not exceed 9.0% of the total public offering price of the common shares sold in this offering.

Custodian and transfer agent

The Custodian of the assets of the Trust is State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, MA 02110. The Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Trust’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Trust portfolio securities.

Computershare Trust Company, N.A., whose principal business address is 250 Royall Street, Canton, MA 02021, will serve as the Trust’s Transfer Agent with respect to the common shares.

Administration and accounting services

State Street Bank and Trust Company will provide certain administration and accounting services to the Trust pursuant to an Administrative Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company will provide the Trust with, among other things, customary fund accounting services, including computing the Trust’s net asset value and maintaining books, records and other documents relating to the Trust’s financial and portfolio transactions, and customary fund administration services, including assisting the Trust with regulatory filings, tax compliance and other oversight activities. State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075% to 0.015% of the Trust’s Managed Assets, along with an annual fixed fee ranging from $0 to $10,000 for these and other services it provides to the Trust.

Independent registered public accounting firm

Deloitte & Touche LLP, whose principal business address is 200 Berkeley St., Boston, MA 02116, is the independent registered public accounting firm of the Trust and is expected to render an opinion annually on the financial statements of the Trust.

Legal opinions

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Privacy principles of the trust

The Trust is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share such information with select parties.

The Trust obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Trust receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Trust, its affiliates or others; (iii) information the Trust receives from a consumer reporting agency; and (iv) from visits to the Trust’s or its affiliates’ websites.

The Trust does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Trust may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Trust restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Trust to provide you with additional or different privacy-related rights beyond what is set forth above, then the Trust will comply with those specific laws, rules or regulations.

Table of contents for the statement of additional information

BlackRock Municipal Target Term Trust

BTT-PR-0712

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated August 27, 2012

BlackRock Municipal Target Term Trust

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Municipal Target Term Trust (the “Trust”) is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to common shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated August     , 2012. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated August     , 2012.

Use of proceeds

Pending investment in municipal securities that meet the Trust’s investment objectives and policies, the net proceeds of this offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal securities with relatively low volatility (such as pre-refunded and intermediate-term securities), to the extent such securities are available. If necessary to invest fully the net proceeds of this offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under “Investment Policies and Techniques—Short-Term Taxable Fixed Income Securities,” the income on which is subject to regular federal income tax, and securities of other open- or closed-end investment companies that invest primarily in municipal securities of the type in which the Trust may invest directly. We currently anticipate that the Trust will be able to invest primarily in tax-exempt municipal securities that meet the Trust’s investment objectives and policies within approximately three months after the completion of this offering.

Investment objectives and policies

The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Trust expects that a portion of the income it produces may be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors. See “Tax Matters.”

Investment Restrictions

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares:

(1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to tax-exempt municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers;

(2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust’s investment objectives and policies or the entry into repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

(5) purchase or sell real estate or interests therein other than municipal securities secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

(6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law.

When used with respect to particular shares of the Trust, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. Government, its agencies, or instrumentalities, and tax-exempt securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

Investment objectives and policies

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a municipal security insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust’s assets that may be invested in municipal securities insured by any given insurer.

Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Trust’s advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the Prospectus in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

As a fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances).

In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Trust may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust’s Managed Assets and the Trust’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

(3) purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth above and throughout the Prospectus and this SAI will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

Investment objectives and policies

In addition, to comply with federal tax requirements for qualification as a “regulated investment company,” the Trust’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust’s total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust’s total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents ownership of 10% or more of the voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

Investment policies and techniques

The following information supplements the discussion of the Trust’s investment objectives, policies and techniques that are described in the Prospectus.

Municipal Securities

The Trust will invest primarily in a portfolio of investment grade municipal securities that are exempt from regular federal income tax.

Issuers of securities rated below investment grade quality (rated “Ba/BB” or below) are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated “Baa” or “BBB” are considered “investment grade” securities; municipal securities rated “Baa” are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated “BBB” are regarded as having adequate capacity to pay principal and interest. The ratings of municipal securities in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest, and the ratings of such municipal securities may be impacted by the ratings of their respective insurers. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on the Advisors’ research and analysis when investing in these securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments include, without limitation, the following:

1. U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business

Investment policies and techniques

Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

3. Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Investment policies and techniques

Short-Term Tax-Exempt Fixed Income Securities

Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1. Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2. Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3. Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4. Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5. Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6. Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Investment policies and techniques

Strategic Transactions and Other Management Techniques

As described in the Prospectus, the Trust may use Strategic Transactions. This section contains various additional information about the type of Strategic Transactions in which the Trust may engage.

Interest Rate Transactions.    The Trust may enter into interest rate swaps and purchase or sell interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date and/or to hedge against increases in the Trust’s costs associated with its leverage strategy. The Trust will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. The Trust may not sell interest rate caps or floors, except for interest rate caps or floors it has previously purchased. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid assets having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, generally the Trust will have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements.    The Trust may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Trust. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no credit event occurs, the Trust will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Trust generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Trust would effectively add leverage to its portfolio because, in

Investment policies and techniques

addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Trust had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also will lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations. The Trust’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Trust). The Trust will at all times segregate with its custodian in connection with each such transaction liquid assets or cash with a value at least equal to the Trust’s exposure (any accrued but unpaid net amounts owed by the Trust to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Trust is a seller of protection in a credit default swap transaction, it will segregate with its custodian in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such segregation will not limit the Trust’s exposure to loss.

In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Trust’s ability to successfully use credit derivatives.

Futures Contracts and Options on Futures Contracts.    The Trust may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, baskets or indices of debt securities, other financial indices and U.S. government debt securities or options on any of the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the applicable rules and regulations of the CFTC and the SEC.

Calls on Securities, Indices and Futures Contracts.    The Trust may sell or purchase call options (“calls”) on municipal securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell if the buyer exercises the option, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be “covered” as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities or assets acceptable for applicable segregation or coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at an agreed upon price (i.e., the strike price of the option). Calls on futures on municipal securities must also be covered by deliverable

Investment policies and techniques

securities or the futures contract or by cash or liquid assets segregated to satisfy the Trust’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts.    The Trust may purchase put options (“puts”) that relate to municipal securities (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid assets having a value not less than the strike price. The Trust will not sell puts if, as a result, more than 50% of the Trust’s total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

Municipal Market Data Rate Locks.    The Trust may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

New Products.    The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such transactions had not been used.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See “Tax Matters.”

Investment policies and techniques

Short Sales

The Trust may make short sales of municipal securities and other securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender.

The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such securities lender.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Dollar Roll Transactions

To take advantage of attractive opportunities in the municipal securities market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments of the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash,

U.S. Government securities or other liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trust’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Other investment policies and techniques

Restricted and Illiquid Securities

Certain of the Trust’s investments may be illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Trust in determining its net asset value. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities, and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at

Other investment policies and techniques

the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Trust may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Trust receives collateral in cash or securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by a bank (other than a borrower of the Trust’s portfolio securities or any affiliate of such borrower), which qualifies as a custodian bank for an investment company under the Investment Company Act, which collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Advisor may instruct the lending agent (as defined below) to terminate loans and recall securities so that the securities may be voted by the Trust if required by the Advisor’s proxy voting guidelines. See “Management of the Trust—Proxy Voting Policies” below. Such notice shall be provided in advance such that a period of time equal to no less than the normal settlement period for the securities in question prior to the record date for the proxy vote or other corporate entitlement is provided.

The Trust receives the equivalent of any income it would have received on the loaned securities. Where the Trust receives securities as collateral, the Trust receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Trust’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Trust is obligated to return the collateral to the borrower upon the return of the loaned securities. The Trust could suffer a loss in the event the Trust must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Trust could suffer a loss where the value of the collateral is below the market value of the borrowed securities plus any other receivables from the borrower along with any transaction costs to repurchase the securities. The Trust could also experience delays and costs in gaining access to the collateral. The Trust may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to affiliates of the Trust and to retain an affiliate of the Trust as lending agent. Pursuant to that order, the Trust has retained an affiliated entity of the Advisor as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, upon the advice of the Advisor and on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money

Other investment policies and techniques

market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its advisory fee.

The Trust would continue to accrue the equivalent of the same interest or other income on loaned securities that it would have received had the securities not been on loan, and would also earn income on investments made with any cash collateral for such loans. Any cash collateral received by the Trust in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.

BlackRock Investment Management, LLC, an affiliate of the Advisor, acts as securities lending agent for the Trust and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Trust’s securities lending program.

High Yield Securities

The Trust may invest up to 20% of its Managed Assets in securities rated, at the time of investment, below investment grade quality such as those rated “Ba” or below by Moody’s or “BB” or below by S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Advisor or the Sub-Advisor to be of comparable quality. Securities rated Ba and below by Moody’s and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated “BB” by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact

Other investment policies and techniques

on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Additional risk factors

Securities Lending Risk

The Trust may lend securities to financial institutions. In return, the Trust receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Trust maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Trust receives the income on the loaned securities. If the Trust lends tax-exempt securities, income received by the Trust in respect of the interest on such securities may not be tax-exempt to the Trust during the period of the loan. Where the Trust receives securities as collateral, the Trust receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Trust’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Trust is obligated to return the collateral to the borrower at the termination of the loan. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust. The Trust could suffer a loss in the event the Trust must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Trust could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The Trust could also experience delays and costs in gaining access to the collateral. The Trust may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust has received an exemptive order from the SEC permitting it to lend portfolio securities to affiliates of the Trust and to retain an affiliate of the Trust as lending agent. Pursuant to that order and under a securities lending program approved by the Trust’s Board, the Trust has retained an affiliate of the Advisor to serve as the securities lending agent for the Trust to the extent that the Trust participates in the securities lending program. For these services, the lending agent will receive a fee from the Trust, including a fee based on the returns earned on the Trust’s investment of the cash received as collateral for the loaned securities. In addition, one or more affiliates may be among the entities to which the Trust may lend its portfolio securities under the securities lending program. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its advisory fee.

Additional risk factors

The Trust would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Trust in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”), or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Short Selling Risk

Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Trust to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Trust in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Trust may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Trust may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Trust to execute its investment strategies generally. Similar emergency orders have also recently been instituted in non-U.S. markets in response to increased volatility. The SEC recently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934 that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day.

Dollar Roll Transactions Risk

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to

Additional risk factors

whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Advisors’ ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Restricted and Illiquid Securities Risk

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Trust may be obligated to pay all or part of the registration expenses, and considerable time may pass before the Trust is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Trust might obtain a less favorable price than the price that prevailed when the Trust decided to sell. The Trust may be unable to sell restricted and other illiquid securities at the opportune times or prices.

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Trust may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell the securities back to the institution at a fixed time in the future. The Trust does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Trust seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust follows procedures approved by the Trust’s Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust generally will seek to liquidate such collateral. However, the exercise of the Trust’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss.

Reverse Repurchase Agreements Risk

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Trust, that the market value of the securities sold by the Trust may decline below the price of the securities at which the Trust is obligated to repurchase them and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed.

Risk Factors in Strategic Transactions and Derivatives

In addition to Appendix C, the following contains risk factors associated with Strategic Transaction and derivatives. The Trust’s use of derivative instruments involves risks different from, and possibly greater

Additional risk factors

than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

➢

Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Trust, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

➢

Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Trust to potential losses that exceed the amount originally invested by the Trust. When the Trust engages in such a transaction, the Trust will deposit in a segregated account liquid assets with a value at least equal to the Trust’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction, but will not limit the Trust’s exposure to loss.

➢

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Trust would like or at the price that the Trust as seller believes the security is currently worth. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Trust will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Trust to ascertain a market value for such instruments. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk.

➢

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Trust seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

➢

Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Trust paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Trust’s use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. When a derivative is used as a hedge against a position that the Trust holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there

Additional risk factors

can be no assurance that the Trust’s hedging transactions will be effective. The Trust could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

If the Trust invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in municipal securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Trust and/or the tax-exempt nature of the dividends paid by the Trust. The income from certain derivatives may be subject to federal income tax.

The Trust is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisors seek to use derivatives to further the Trust’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk.    Because derivative transactions in which the Trust may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Trust is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Trust intends to enter into transactions only with counterparties which the Advisors believe to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Trust will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Trust’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Trust may be exposed to the risk of a court treating the Trust as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. In addition, the Trust is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Trust invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Trust will not sustain a loss on a transaction as a result.

Swaps.    Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Trust’s ability to successfully use swaps.

Additional risk factors

Foreign Currency Forwards.    Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. Securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Over-the-Counter Trading Risk.    The derivative instruments that may be purchased or sold by the Trust may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Trust can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Trust to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Dodd-Frank Act Derivatives Title Risk.    Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, Commodity Futures Trading Commission (the “CFTC”) and other U.S. regulators (the “Regulators”) are in the process of adopting numerous regulations to implement the Derivatives Title. Until the Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Trust is unclear. However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisors, or at least make them more costly or make them uneconomical. Additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk.    At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust. Changing approaches to regulation may have a negative impact on the securities in which the Trust invests. Legislation or regulation may also change the way in which the Trust itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way the Advisors expect. Whether the Trust achieves its investment objective may depend on, among other things, whether the Advisors correctly forecast market reactions to this and other legislation. In the event the Advisors incorrectly forecast market reaction, the Trust may not achieve its investment objective.

Risks Associated with Options.    There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options

Additional risk factors

markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. See Appendix C.

Risk Factors in Futures Transactions and Options.    Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Trust will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Trust may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Trust may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular municipal securities comprising the index underlying a municipal securities index financial futures contract may vary from the bonds held by the Trust. As a result, the Trust’s ability to hedge effectively all or a portion of the value of its municipal securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal securities held by the Trust. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust’s investments as compared to those comprising the municipal securities index and general economic or political factors. In addition, the correlation between movements in the value of the municipal securities index may be subject to change over time as additions to and deletions from the municipal securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the municipal securities held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of municipal securities held by the Trust may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Trust expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. In such situations, if the Trust has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures

Additional risk factors

positions also could have an adverse impact on the Trust’s ability to hedge effectively its investments in municipal securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Trust will enter into a futures position only if, in the judgment of the Advisors, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisors to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Trust or such rates move in a direction opposite to that anticipated, the Trust may realize a loss on the strategic transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Trust’s total return for such period may be less than if it had not engaged in the strategic transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Trust of margin deposits in the event of bankruptcy of a broker with whom the Trust has an open position in a financial futures contract. Because the Trust will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Trust’s return, any losses incurred in connection therewith should, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Trust or decreases in the price of securities the Trust intends to acquire.

See Appendix C for further information.

Management of the Trust

Investment Management Agreement

Although the Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of the Advisor are not exclusive and the Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Trust or any of the Trust’s shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust’s shareholders and provides for indemnification by the Trust of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The Trust’s Board initially consisted of three Trustees: Richard E. Cavanagh, Karen P. Robards and Paul L. Audet (the “Initial Board”). Each of Mr. Cavanagh and Ms. Robards are Independent Trustees and Mr. Audet is an interested Trustee by virtue of his current position with the Advisor. At an in person meeting held on July 11, 2012 (the “Initial Organizational Meeting”) the Initial Board, including the Independent Trustees voting separately, approved the Investment Management Agreement between the Trust and the Advisor. At the end of the Initial Organizational Meeting, the Initial Board expanded the size of the Board to eleven Trustees and appointed the remaining eight Trustees to fill the vacancies created thereby. The Board then held an in person meeting on July 27, 2012 at which it, and the Independent Trustees voting separately, ratified the Initial Board’s approval of the Investment Management Agreement. The Investment Management Agreement provides for the Trust to pay a monthly management fee at an annual rate equal to 0.40% of the average daily value of the Trust’s Managed Assets (0.67% of the Trust’s net assets, assuming leverage of 40% of the Trust’s Managed Assets).

The Investment Management Agreement was approved by the sole common shareholder of the Trust as of July 24, 2012. The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees who are not parties to the investment management agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the Investment Company Act and the rules thereunder).

Investment Sub-Advisory Agreement

BlackRock Investment Management, LLC is a wholly owned subsidiary of BlackRock. Pursuant to the investment sub-advisory agreement, the Advisor has appointed BlackRock Investment Management,

Management of the Trust

LLC, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. The Sub-Advisor will receive a portion of the management fee paid by the Trust to the Advisor. From the management fees, the Advisor (and not the Trust) will pay the Sub-Advisor for serving as investment sub-adviser, a fee equal to 46% of the monthly management fees received by the Advisor.

The investment sub-advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify the Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although the Sub-Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of the Sub-Advisor are not exclusive and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The Initial Board, including the Independent Trustees voting separately, approved the investment sub-advisory agreement among the Trust, the Advisor and the Sub-Advisor at the Initial Organizational Meeting. The Board then held an in person meeting on July 27, 2012 at which it, and the Independent Trustees voting separately, ratified the Initial Board’s approval of the investment sub-advisory agreement.

The investment sub-advisory agreement was approved by the sole common shareholder of the Trust as of July 24, 2012. The investment sub-advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees who are not parties to such agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment sub-advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust, or by the Advisor or the Sub-Advisor, on 60 days’ written notice by either party to the other. The investment sub-advisory agreement will also terminate automatically in the event of its “assignment” (as such term is defined in the Investment Company Act and the rules thereunder).

Biographical Information Pertaining to Trustees

The Board consists of eleven individuals, six of whom are currently Independent Trustees, and an additional three of whom will be Independent Trustees once certain underwriters are no longer principal underwriters of the Trust. The registered investment companies advised by the Advisors or their affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex,” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). The Trust is included in the Closed-End Complex. The

Management of the Trust

Trustees also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Independent Trustees
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Trustee and Chair of the Board	Since 2012	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	97 RICs consisting of 93 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Trustee, Vice Chair of the Board and Chair of the Audit Committee	Since 2012	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	97 RICs consisting of 93 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano†† 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2012	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	97 RICs consisting of 93 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2012	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	97 RICs consisting of 93 Portfolios	None

Management of the Trust

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***

Kathleen F. Feldstein†† 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2012	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	97 RICs consisting of 93 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunica tions); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2012	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 93 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2012	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	97 RICs consisting of 93 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard†† 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2012	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	97 RICs consisting of 93 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2012	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	97 RICs consisting of 93 Portfolios	None

Management of the Trust

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***

Interested Trustees†

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2012	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	159 RICs consisting of 278 Portfolios	None

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2012	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011. Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011. Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 278 Portfolios	None

*	Trustees serve until their term expires, resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefore. In 2011, the Board members of the funds in the Closed-End Complex unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board of the Trust has also approved and believes would be in the best interest of shareholders.
**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex, excluding the Trust is comprised of 97 RICs.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Messrs. Gabbay and Audet are “interested persons” (as defined in the Investment Company Act) of the Trust by virtue of their current or former positions with the Advisors, each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.
††	Messrs. Castellano and Hubbard and Ms. Feldstein are currently “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Messrs. Castellano and Hubbard and Ms. Feldstein will cease to be “interested persons” once such underwriters are no longer principal underwriters of the Trust.

Management of the Trust

Experience, Qualifications and Skills

The Independent Trustees have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Trust’s Bylaws. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The following table discusses some of the experiences, qualifications and skills of each of the Trust’s Trustees that support the conclusion that they should serve on the Board.

Trustee	Experience, Qualifications and Skills

Richard E. Cavanagh	Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Additionally, the Board benefits from Mr. Cavanagh’s years of experience having served as Trustee of the Aircraft Finance Trust, Director of Arch Chemical, and Trustee and Chairman of Educational Testing Service. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Cavanagh’s independence from the Trust and the Trust’s investment adviser enhances his service as Chair of the Board, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards	The Board benefits from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive

Management of the Trust

Trustee	Experience, Qualifications and Skills

knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan

Stanley provides useful oversight of the Trust’s investment decisions and investment valuation processes, while her position as Partner of Robards & Company, LLC, a financial advisory firm, provides valuable knowledge of the financial advisory industry. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, and as a director of AtriCure, Inc., a medical device company, provides the Board with the benefit of her experience with the management practices of other financial and publicly traded companies. Ms. Robards’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Trust’s Audit Committee. Ms. Robards’s independence from the Trust and the Trust’s investment adviser enhances her service as a member of the Performance Oversight Committee, Executive Committee and Governance and Nominating Committee.

Michael J. Castellano	The Board benefits from Mr. Castellano’s over forty year career in accounting. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm.

Frank J. Fabozzi	Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. Dr. Fabozzi’s independence from the Trust and the Trust’s investment adviser enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee.

Management of the Trust

Trustee	Experience, Qualifications and Skills

Kathleen F. Feldstein	Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Board by providing business leadership and experience and knowledge of economic research and analysis and financial services. The Board benefits from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

James T. Flynn	Mr. Flynn brings to the Board a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Board with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. Mr. Flynn’s independence from the Trust and the Trust’s investment adviser enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation, and Director of Troemner, LLC, a scientific equipment provider, brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the Investment Company Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust. Mr. Harris’s independence from the Trust and the Trust’s investment adviser fosters his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States, and as Chairman of the Economic Policy Committee of the OECD, adds a dimension of balance to the Trust’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

Management of the Trust

Trustee	Experience, Qualifications and Skills

W. Carl Kester	The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs, at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. In addition, Dr. Kester’s independence from the Trust and the Trust’s investment adviser enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Henry Gabbay	The Board benefits from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds and BlackRock Bond Allocation Target Shares provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Trust and its investment adviser. Dr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. Mr. Audet serves as Senior Managing Director of BlackRock and head of U.S. Mutual Funds, and Chair of the U.S. Mutual Funds Committee reporting to BlackRock’s Global Executive Committee. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock, head of BlackRock’s Global Cash Management business, and head of BlackRock’s Real Estate business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions Unit. Mr. Audet is a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Trust. The Chair of the Board and the Chief Executive Officer are two different people. Not only is the Chair of the Board an Independent Trustee, but also the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Leverage Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees

Management of the Trust

from time to time. The Independent Trustees meet regularly outside the presence of the Trust’s management, in executive session or with other service providers to the Trust. The Board has regular meetings five times a year, including a meeting to consider the approval of the Trust’s investment management agreements, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance effective oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

➢	Increases the independent oversight of the Trust and enhances the Board’s objective evaluation of the Chief Executive Officer

➢	Allows the Chief Executive Officer to focus on the Trust’s operations instead of Board administration

➢	Provides greater opportunities for direct and independent communication between shareholders and the Board

➢	Provides an independent spokesman for the Trust

The Board has engaged the Advisor to manage the Trust on a day-to day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Trust and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trust’s charter, and the Trust’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Trust’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Trust.

Day-to-day risk management with respect to the Trust is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Trust. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Trust, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Trust and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Trust’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports regularly to the Board regarding compliance matters for the Trust and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee.    The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Trustees. The Board intends to appoint Michael J. Castellano to the Audit Committee once he ceases to be an “interested

Management of the Trust

person” of the Trust. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Trust. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Trust; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Trust’s audited and unaudited financial statements and disclosure in the Trust’s shareholder reports relating to the Trust’s performance; (vi) assisting the Board in considering the performance of the Trust’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between the Trust’s management and the independent auditors regarding financial reporting. A copy of the Audit Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee.    The Board has a standing Governance and Nominating Committee composed of Richard E. Cavanagh, Frank J. Fabozzi, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Trustees. The Board intends to appoint Michael J. Castellano, Kathleen F. Feldstein and R. Glenn Hubbard (as Chair) to the Governance and Nominating Committee once they cease to be “interested persons” of the Trust. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Trustees and recommending Independent Trustee nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Trustee compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Trustees.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Trust’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Trustees and their tenure on the Board, and the skills, background and experiences of the Trustees in light of the issues facing the Trust in determining whether one or more new trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Trustees as a group possess the array of skills, experiences and backgrounds necessary to guide the Trust. The Trustees’ biographies included above highlight the diversity and breadth of skills, qualifications and expertise that the Trustees bring to the Trust.

The Governance and Nominating Committee may consider nominations for Trustees made by the Trust’s shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send a recommendation to the Trust’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees or is required by the advance notice provision of the Trust’s Bylaws. The Trust’s Bylaws provide that notice of a proposed

Management of the Trust

nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder. Further, the Trust has adopted Trustee qualification requirements which can be found in the Trust’s Bylaws and are applicable to all Trustees that may be nominated, elected, appointed, qualified or seated to serve as Trustees. Reference is made to the Trust’s Bylaws, which are on file with the SEC, for more details.

A copy of the Governance and Nominating Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee.    The Board has a Compliance Committee composed of Jerrold B. Harris (Chair) and Richard E. Cavanagh, each of whom are Independent Trustees. The Board intends to appoint Kathleen F. Feldstein and R. Glenn Hubbard to the Compliance Committee once they cease to be “interested persons” of the Trust. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock, and any sub-advisers and the Trust’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Trust and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Trust and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Trust’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Board has adopted a written charter for the Compliance Committee.

Performance Oversight Committee.    The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Trustees. The Board intends to appoint Michael J. Castellano, Kathleen F. Feldstein and R. Glenn Hubbard to the Performance Oversight Committee once they cease to be “interested persons” of the Trust. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Trust’s investment performance relative to the Trust’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Trust’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Trust’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Trust has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Trust’s investments. The Board has adopted a written charter for the Performance Oversight Committee.

Leverage Committee.    The Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. The Leverage Committee was originally formed for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced Auction Market Preferred Share (“AMPS”) liquidity on each fund in the Closed-End Complex using AMPS for leverage, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a

Management of the Trust

manner consistent with a fund’s and its shareholders’ best interests and investment strategies. The Leverage Committee was originally constituted in March 2008 as an ad hoc committee on AMPS for each fund in the Closed-End Complex utilizing AMPS for leverage. This committee was converted to a standing committee in 2011, and was renamed the “Leverage Committee” and expanded to include all funds in the Closed-End Complex in April 2012. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Trustees in pursuing the best interests of the Trust and its shareholders; (ii) to oversee the Trust’s usage of leverage, including the Trust’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. The Board has adopted a written charter for the Leverage Committee.

Executive Committee.    The Board has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Trustees, and Paul L. Audet, who serves as an interested Trustee. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm.

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies (*)
Independent Trustees
Michael J. Castellano†	None	over $100,000
Richard E. Cavanagh	None	over $100,000
Frank J. Fabozzi	None	over $100,000
Kathleen F. Feldstein†	None	over $100,000
James T. Flynn	None	over $100,000
Jerrold B. Harris	None	over $100,000
R. Glenn Hubbard†	None	over $100,000
W. Carl Kester	None	over $100,000
Karen P. Robards	None	over $100,000

Interested Trustees
Paul L. Audet	None	over $100,000
Henry Gabbay	None	over $100,000

*	As of December 31, 2011. The Trustees could not own shares in the Trust as of this date because the Trust had not yet begun investment operations. The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Advisors or an affiliate thereof. Includes share equivalents owned under the deferred compensation plan in the funds in the Family of Registered Investment Companies by certain Independent Trustees who have participated in the deferred compensation plan of the funds in the Family of Registered Investment Companies.

Management of the Trust

†	Messrs. Castellano and Hubbard and Ms. Feldstein are currently “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Messrs. Castellano and Hubbard and Ms. Feldstein will cease to be “interested persons” once such underwriters are no longer principal underwriters of the Trust.

Compensation of Trustees

Each Trustee (other than those who are employees or officers of the Advisors) is paid an annual retainer of $250,000 per year for his or her services as a Trustee of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee and each Trustee may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. The Trust pays a pro rata portion quarterly (based on relative net assets) of the foregoing Trustee fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Trust and serves as an interested Trustee of three groups of BlackRock-advised funds—the Closed-End Complex and two complexes of open-end funds, the Equity-Liquidity Complex and the Equity-Bond Complex. Dr. Gabbay receives for his services as a Trustee of such BlackRock Fund Complexes (i) an annual retainer of $531,250 allocated to the funds in these three BlackRock Fund Complexes, including the Trust, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Trust) is equal to 75% of each Board member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Trustees serving on such boards, as well as the full Leverage Committee member retainer. The Board of the Trust or of any other fund in a BlackRock Fund Complex may modify the Trustees’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

Management of the Trust

The following table sets forth the estimated compensation that each of the Trustees would have earned from the Trust for the fiscal year ended December 31, 2011 and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2011.

Name	Aggregate Compensation from the Trust	Aggregate Compensation from the Trust and other BlackRock-Advised Funds in the Closed-End Complex(1)
Independent Trustees
Michael J. Castellano†	$15,189	$196,429	(2)
Richard E. Cavanagh	$20,459	$395,000	(3)(12)
Frank J. Fabozzi	$16,317	$320,000	(4)(12)
Kathleen F. Feldstein†	$13,808	$250,000	(5)
James T. Flynn	$15,189	$275,000	(6)
Jerrold B. Harris	$14,912	$270,000	(7)
R. Glenn Hubbard†	$14,360	$260,000	(8)
W. Carl Kester	$15,212	$300,000	(9)(12)
Karen P. Robards	$19,354	$375,000	(10)(12)

Interested Trustee
Henry Gabbay	$11,737	$212,500	(11)(12)

†	Messrs. Castellano and Hubbard and Ms. Feldstein are currently “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Messrs. Castellano and Hubbard and Ms. Feldstein will cease to be “interested persons” once such underwriters are no longer principal underwriters of the Trust.
(1)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2011. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $41,250, $37,000, $29,500, $75,000, $137,500, $135,000, $75,000 and $70,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $40,702 as of December 31, 2011.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $477,558 as of December 31, 2011.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $440,478 as of December 31, 2011.
(5)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $473,276 as of December 31, 2011.
(6)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $668,240 as of December 31, 2011.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $617,214 as of December 31, 2011.
(8)	As of December 31, 2011, Dr. Hubbard did not participate in the deferred compensation plan. Dr. Hubbard previously participated in the deferred compensation plan and is owed $689,091 by the Closed-End Complex as of December 31, 2011 pursuant to such plan. Though Dr. Hubbard did not participate in the deferred compensation plan as of December 31, 2011, he began participating again effective January 1, 2012.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $364,495 as of December 31, 2011.

Management of the Trust

(10)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $347,148 as of December 31, 2011.
(11)	As of December 31, 2011, Dr. Gabbay did not participate in the deferred compensation plan.
(12)	Each Leverage Committee member was paid a retainer of $25,000 for the year ended December 31, 2011.

Independent Trustee Ownership of Securities

As of June 30, 2012, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisors, or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).

As of June 30, 2012, as a group, Trustees and officers owned less than 1% of the outstanding common shares in the Trust because the Trust is commencing its offering coincident with the date of the prospectus. Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of the Advisors.

Information Pertaining to the Officers

The executive officers of the Trust, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. With the exception of the CCO, executive officers receive no compensation from the Trust. The Trust compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Trust (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2012	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Management of the Trust

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupations(s) During Past 5 Years
Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2012	Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-Advised Funds from 2009 to 2011; Vice President of the BlackRock-Advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2012	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010; Associate of BlackRock, Inc. from 2006 to 2008.
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2012	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2012	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Since 2012	CCO of the BlackRock-Advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

Management of the Trust

Principal Owners of Common Shares

Prior to the public offering of the common shares, BlackRock Holdco 2, Inc. (“BlackRock Holdco”), an affiliate of the Advisors, purchased common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, BlackRock Holdco owned 100% of the Trust’s outstanding common shares and therefore may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding common shares, which is expected to occur upon the closing of this offering. The address of BlackRock Holdco is 55 East 52nd Street, New York, NY 10055. BlackRock Holdco is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of BlackRock.

Portfolio Management

Portfolio Manager Assets Under Management.    The following table sets forth information about funds and accounts other than the Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr.	66	0	0	0	0	0
	$24.08 Billion	$0	$0	$0	$0	$0

Phillip Soccio	11	0	0	0	0	0
	$2.27 Billion	$0	$0	$0	$0	$0

Michael Kalinoski	11	0	0	0	0	0
	$4.95 Billion	$0	$0	$0	$0	$0

Portfolio Manager Compensation Overview.    BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. The following information is as of the date of this SAI.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group

Management of the Trust

within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Trust and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s 3 Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Phillip Soccio	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Michael Kalinoski	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

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Long-Term Incentive Plan Awards.    From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Jaeckel has received long-term incentive awards.

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Deferred Compensation Program.    A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the portfolio managers have participated in the deferred compensation program.

Management of the Trust

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Other Compensation Benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Jaeckel, Soccio and Kalinoski are each eligible to participate in these plans.

Securities Ownership of Portfolio Managers.    The Trust is a newly-organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Trust.

Potential Material Conflicts of Interest.    BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Trust by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust. It should also be noted that portfolio managers may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the Trust’s portfolio managers are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and

Management of the Trust

equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Proxy Voting Policies

The Board has delegated the voting of proxies for the Trust’s securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. From time to time, a vote may present a conflict between the interests of the Trust’s shareholders, on the one hand, and those of the Advisor, or any affiliated person of the Trust or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Trust’s Proxy Voting Policy and Procedures is included as Appendix B to this SAI. Information regarding how the Trust voted proxies relating to portfolio securities for the 12-month period ending June 30 will be available (i) without charge, upon request, by calling (800) 441-7762; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust and the Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Other Information

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. PNC is BlackRock’s largest stockholder and is an affiliate of BlackRock for Investment Company Act purposes.

Portfolio transactions and brokerage

The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor’s and the Sub-Advisor’s primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor’s and/or the Sub-Advisor’s normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor’s and/or the Sub-Advisor’s expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust’s Board that this advantage, when combined with the other benefits available due to the Advisor’s or the Sub-Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

Portfolio transactions and brokerage

The Trust has received an exemptive order from the SEC permitting it to lend portfolio securities to its affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the Advisor as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by that Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its advisory fee.

It is not the Trust’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Conflicts of interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”) with respect to the Trust and/or other accounts managed by BlackRock or PNC may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Trust, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Trust. These are considerations of which investors in the Trust should be aware, and which may cause conflicts of interest that could disadvantage the Trust and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Trust.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Trust and/or that engage in transactions in the same types of securities, currencies and instruments as the Trust. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Trust may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Trust invests, which could have an adverse impact on the Trust’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Trust’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Trust.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Trust. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Trust, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Trust are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Trust, market impact, liquidity constraints, or other factors could result in the Trust receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Trust could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Trust to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts of interest

Conflicts may also arise because portfolio decisions regarding the Trust may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Trust has invested, and those activities may have an adverse effect on the Trust. As a result, prices, availability, liquidity and terms of the Trust’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Trust may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Trust’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Trust. Moreover, it is possible that the Trust will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Trust in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Trust’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of the Trust, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Trust in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Trust and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Trust. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Trust.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Trust should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Trust in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC,

Conflicts of interest

BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Trust, and such party may have no incentive to assure that the Trust obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Trust may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Trust invests or which may be based on the performance of the Trust. The Trust may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Trust.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Trust. To the extent affiliated transactions are permitted, the Trust will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Trust. The Trust’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Trust. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Trust as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Trust or its shareholders will be required, and no fees or other compensation payable by the Trust or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Trust, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Trust. The Trust will be required to establish business relationships with its counterparties based on the Trust’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Trust’s establishment of its business relationships, nor is it expected that the Trust’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Trust’s creditworthiness.

Purchases and sales of securities for the Trust may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Trust will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Trust. In addition, under certain circumstances, the Trust will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Conflicts of interest

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Trust, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Trust and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Trust based on the amount of brokerage commissions paid by the Trust and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Trust and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Trust. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Trust, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions

Conflicts of interest

of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Management of the Trust – Proxy Voting Policies.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Trust. Increasing the Trust’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Trust’s expense ratio.

It is possible that the Trust may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Trust also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Trust and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Trust, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Trust’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Trust.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Trust. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Trust or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Trust or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Trust may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Trust’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Trust’s pricing vendors. While BlackRock will generally communicate its valuation information or

Conflicts of interest

determinations to the Trust’s pricing vendors and/or fund accountants, there may be instances where the Trust’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the Prospectus, when market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, the Trust’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Trust might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Trust’s net asset value. As a result, the Trust’s sale or repurchase of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Trust may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Trust, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Trust bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Trust. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Trust. To lessen the possibility that the Trust will be adversely affected by this personal trading, the Trust and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Trust’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Trust, except that the Trust may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Trust as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Trust and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Trust to purchase and another client of BlackRock to sell, or the Trust, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Trust may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions.

Conflicts of interest

For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Trust may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Trust wishes to purchase or sell. However, if permitted by applicable law, the Trust may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Trust. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, in certain futures and derivative transactions, and to comply with certain provisions of the Investment Company Act that prohibit affiliated transactions there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Trust or other client accounts to suffer disadvantages or business restrictions. These limitations may cause the Trust to invest in different portfolios than other BlackRock funds which may result in the Trust investing on less advantageous terms that such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Trust) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Trust), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Trust. This is because the custody arrangements with the Custodian may have the effect of reducing custody fees when the Trust leaves cash balances uninvested. When the Trust’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Trust. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for a Trust with an expense cap in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Description of shares

Common Shares

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Trust has no current intention to issue Preferred Shares. Although the terms of any Preferred Shares that the Trust might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Agreement and Declaration of Trust, it is likely that any such Preferred Shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax-exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such Preferred Shares would be similar to those stated below.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights.    The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Trust at any time two years’ dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws” in the Prospectus. As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in the Prospectus or this SAI and except as otherwise required by applicable law, holders of any Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of

Description of shares

holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust.    The terms of any Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust would reduce the leverage applicable to the common shares, while any resale of shares by the Trust would increase that leverage.

Liquidity Feature.    Preferred Shares may include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Trust will pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Trust. The terms of such liquidity feature may require the Trust to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Trust.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust’s Agreement and Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

The Board (subject to applicable law and the Trust’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

Repurchase of common shares

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust has Preferred Shares outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of any outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust’s status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities

Repurchase of common shares

or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust’s shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Trust of its common shares will decrease the Trust’s net assets which would likely have the effect of increasing the Trust’s expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust’s shares should trade at a discount, the Board may determine that, in the interest of the Trust and its shareholders, no action should be taken.

Tax matters

The following is a description of certain federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all federal income tax concerns affecting the Trust and its shareholders (including shareholders subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”)), and the discussions set forth here do not constitute tax advice. This discussion assumes that investors hold common shares of the Trust as capital assets (generally, for investment). The Trust has not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors must consult their own tax advisors as to the federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Trust’s shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Trust

The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from regular federal income tax in the hands of its shareholders, subject to the possible application of the federal alternative minimum tax.

In order to qualify as a RIC, the Trust must, among other things, satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (the “90% gross income test”). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other RICs) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

As a RIC, the Trust will not be subject to corporate level federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses)

Tax matters

determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

In order to avoid a 4% federal excise tax, the Trust must distribute by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98.2% of its capital gain net income (the excess of its capital gains over its capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Trust paid no federal income tax. The Trust intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax, although no assurance can be given in this regard.

Certain of the Trust’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize taxable income or gain without a corresponding receipt of cash, (v) adversely affect when taxable income must be recognized or the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test. The Trust intends to monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

If in any tax year the Trust should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Trust would incur a regular corporate federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of tax-exempt interest income or net capital gain) would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Trust’s earnings and profits. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Trust would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Trust failed to qualify as a RIC for a period greater than two taxable years, then the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

The remainder of this discussion assumes that the Trust qualifies for taxation as a RIC.

Taxation of Shareholders

As long as the Trust remains qualified as a RIC, distributions by the Trust of its tax-exempt interest on municipal securities, if properly reported by the Trust to its shareholders (“exempt-interest dividends”), will generally be exempt from regular federal income tax. In order for the Trust to pay exempt-interest dividends, at least 50% of the value of the Trust’s total assets must consist of tax-exempt obligations on a quarterly basis. Although the Trust intends to meet this requirement, no assurance can be given in this regard. If the Trust failed to do so, it would not be able to pay tax-exempt dividends, and your distributions attributable to interest received by the Trust from any source (including distributions of

Tax matters

tax-exempt interest income) would be taxable as ordinary income to the extent of the Trust’s earnings and profits.

Distributions by the Trust of investment company taxable income (as defined above), if any, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Trust). Such dividends may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Trust’s income consists of dividends received from U.S. corporations and (ii) as qualified dividend income eligible (through 2012) for the reduced maximum rate to individuals of generally 15% to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Due to the Trust’s expected investments, in general, taxable distributions will not be eligible for the dividends received deduction allowed to corporate shareholders under the Code or the reduced rate on qualified dividend income. Net long-term capital gains realized by the Trust and distributed to shareholders in cash or reinvested in additional shares will, if properly reported by the Trust, be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Trust. The maximum tax rate on net long-term capital gain of individuals is 15% through 2012, at which point a 20% maximum rate will apply absent congressional action. Distributions by the Trust that exceed the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

The special rules governing certain of the Trust’s investment practices (as described above) could affect the amount, timing and character of distributions to holders of common shares. For example, gain realized by the Trust from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of common shares. A portion of the Trust’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Trust’s investment in municipal securities. Such disallowed portion will generally be the same percentage of the Trust’s aggregate expenses as the percentage of the Trust’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities. A similar disallowance rule also applies to interest expense paid or incurred by the Trust, if any. Such disallowed deductions, if any, will reduce the amount that the Trust can report as exempt-interest dividends by the disallowed amount.

Prior to purchasing shares in the Trust, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Trust (and received by the holder of common shares) on December 31 of the year such dividends were declared.

Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Trust receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it,

Tax matters

although otherwise exempt from federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Trust income attributable to tax preference items subject to the alternative minimum tax.

Interest on certain “private activity bonds” is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Trust may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Trust could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Trust, are included in calculating adjusted current earnings.

The IRS’s position in a published revenue ruling indicates that the Trust is required to designate distributions paid with respect to its common shares and its Preferred Shares (if any) as consisting of a portion of each type of income distributed by the Trust. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Trust dividends received by such class. Thus, if the Trust issues Preferred Shares the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes if the Trust issues Preferred Shares.

Exempt-interest dividends are included in determining what portion, if any, of a person’s Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a “substantial user,” or a “related person” of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Trust.

If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder’s gain or loss

Tax matters

will be long-term capital gain or loss if the shares have been held for more than one year. Any gain a shareholder recognizes on the redemption, sale or exchange of common shares will generally be taxable even if the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, the maximum tax rate on net long-term capital gain is currently 15% (through 2012, at which point a 20% maximum rate will apply absent congressional action), while short-term capital gains and other ordinary income (other than qualified dividend income) are taxed as ordinary income subject to the highest marginal federal income tax rates.

No loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares. In addition, capital losses generally are deductible only to the extent of capital gains (except that non-corporate taxpayers may offset a limited amount of ordinary income with their capital losses). Investors are urged to consult their tax advisors about these and other limitations on the deductibility of capital losses.

The Trust is required to withhold tax (“backup withholding”) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Trust their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Nonresident alien individuals and certain foreign corporations and other entities (“foreign investors”) generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of investment company taxable income (determined without regard to the deduction for dividends paid). To the extent received or deemed received by foreign investors, exempt-interest dividends, distributions of net capital gain and gain from the sale or other disposition of common shares generally are exempt from federal income taxation. Different tax consequences may result if the shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult with their tax advisors regarding an investment in shares of the Trust.

For taxable years of a RIC beginning before January 1, 2012 (and, if extended, as has happened in the past, for taxable years covered by such extension), properly designated ordinary income dividends to foreign investors were generally exempt from U.S. federal withholding tax where they (i) were paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (ii) were paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). There can

Tax matters

be no assurance as to whether this provision will be extended. In addition, even if this provision were extended, depending on its circumstances, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Under prior law, in order to qualify for the exemption from withholding for qualified net interest income, a foreign investor needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

After December 31, 2013, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2014, withholding at a rate of 30% will be required on gross proceeds from the sale of, common shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, common shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Trust that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Trust will in turn provide to the Secretary of the Treasury. Non-U.S. holders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in shares of the Trust.

Distributions on, and gains on the sale of, shares of the Trust may be subject to additional state, local and foreign taxes depending on a shareholder’s particular situation. Prospective investors must consult their own tax advisors as to the state, local and foreign tax consequences of acquiring, holding and disposing of the Trust’s shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the federal income taxation of the Trust and the income tax consequences to its holders of common shares.

Report of independent registered public accounting firm

To the Shareholder and Board of Trustees of BlackRock Municipal Target Term Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Municipal Target Term Trust (the “Trust”) as of July 12, 2012, and the related statements of operations and changes in net assets for the period from August 16, 2011 (date of inception) to July 12, 2012. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Municipal Target Term Trust as of July 12, 2012, and the results of its operations and changes in net assets for the period from August 16, 2011 (date of inception) to July 12, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 24, 2012

(August 27, 2012 as to Note 4)

BlackRock Municipal Target Term Trust

Statement of Assets and Liabilities

July 12, 2012

ASSETS:
Cash	$133,008
LIABILITIES:
Payable for organization costs	33,000

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Paid-in capital (Note 1)	$133,008
Accumulated net investment loss	(33,000)

Net Assets, July 12, 2012	$100,008

Net asset value per common share:
Equivalent to 5,571 shares of common stock issued and outstanding, par $0.001, unlimited shares authorized	$17.95

See Notes to Financial Statements.

BlackRock Municipal Target Term Trust

Statement of Operations

For the Period August 16, 2011 (date of inception) to July 12, 2012

Investment Income	$—
Expenses
Organization expenses	33,000

Net investment loss	$(33,000)

See Notes to Financial Statements.

BlackRock Municipal Target Term Trust

Statement of Changes in Net Assets

For the Period August 16, 2011 (date of inception) to July 12, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(33,000)

Net decrease in net assets resulting from operations	(33,000)

Capital Share Transactions:
Net proceeds from the issuance of common shares	133,008

Net Assets:
Total increase in net assets	100,008
Beginning of period	—

End of period (including accumulated net investment loss of $33,000)	$100,008

See Notes to Financial Statements.

BlackRock Municipal Target Term Trust

NOTES TO FINANCIAL STATEMENTS

Note 1.    Organization and Significant Accounting Policies:

BlackRock Municipal Target Term Trust (BTT) (the “Trust”) was organized as a Delaware statutory trust on August 16, 2011, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock HoldCo 2, Inc. of 5,571 shares of common stock for $133,008 ($23.88 per share).

The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

Valuation:    US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of the Trust (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop and implement global pricing policies and procedures and to provide oversight of the pricing function for the Trust.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i.) attributes specific to the investment or asset; (ii.) the principal market for the investment or asset; (iii.) the typical participants in the principal market for the investment or asset; (iv.) data assumptions by market participants for the investment or asset, if reasonably available; (v.) quoted prices for similar investments or assets in active markets; and (iv.) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating these valuation approaches, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

BlackRock Municipal Target Term Trust

Income Taxes:    It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Note 2.    Investment Advisory Agreements:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee based on an annual percentage of the Trust’s average daily managed assets equal to 0.40%. Average daily managed assets are the average daily value of the Trust’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager and the Trust entered into an investment sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Note 3.    Organization Expenses and Offering Costs:

Organization expenses of $33,000 incurred by the Trust have been expensed. Offering costs, estimated to be approximately $1,780,650, limited to $0.05 per share, will be charged to paid-in capital at the time common shares are sold.

Note 4.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements, except with respect to Offering Costs disclosed in Note 3 above, which as of August 27, 2012 have been estimated at $2,578,280.

Appendix A

Ratings of investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

➢	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

➢	Nature of and provisions of the obligation;

➢

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

Appendix A

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Appendix A

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Appendix A

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi	Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim	Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

➢	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

➢

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

➢

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

➢

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

➢

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

➢	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Appendix A

uns(…)	Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

➢	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

➢	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Appendix A

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e

Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to

Appendix A

anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)	Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

#	Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR	Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Appendix A

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

Appendix A

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

➢	The ratings do not predict a specific percentage of default likelihood over any given time period.

➢	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

➢	The ratings do not opine on the liquidity of the issuer’s securities or stock.

➢	The ratings do not opine on the possible loss severity on an obligation should an obligation default

➢	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

Appendix A

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

➢	The ratings do not predict a specific percentage of default likelihood over any given time period.

➢	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

➢	The ratings do not opine on the liquidity of the issuer’s securities or stock.

➢	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

➢	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

➢	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

➢	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Appendix B

Proxy voting policies—BlackRock U.S. registered funds

I.    INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment,

Appendix B

conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.    PROXY VOTING POLICIES

A.    Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.    Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.    Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.    Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

Appendix B

E.    Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.    Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.    CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.    REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

Appendix C

General characteristics and risks of strategic transactions

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Trust may engage in Strategic Transactions. The Trust may engage in such activities in the Advisors’ discretion, and may not necessarily be engaging in such activities when movements in interest rates and/or other factors occur that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable federal regulations. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security or index at the exercise price during the option period or for a specified period prior to or on the expiration date. The purchase of a put option on a security could protect the Trust’s holdings in such security against a substantial decline in the market value of such security. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to or on the expiration date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any commissions paid by the Trust. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

The Trust’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event

C-1

Appendix C

the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics.    The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.    At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid assets in an amount at least equal to the Trust’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

C-2

Appendix C

Strategic Transactions Present Certain Risks.    With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisors’ ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.    The Trust’s use of derivatives that are subject to regulation by the CFTC and National Futures Association (“NFA”) could cause the Trust to be deemed a commodity pool or the Advisors to be commodity pool operators (“CPO”), which would require the Trust and the Advisors to comply with certain rules that could result in additional costs to the Trust. See “Risks – Government Intervention” in the Prospectus.

Legal and Regulatory Risk.    At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust. Changing approaches to regulation may have a negative impact on the securities in which the Trust invests. Legislation or regulation may also change the way in which the Trust itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way the Advisors expect. Whether the Trust achieves its investment objective may depend on, among other things, whether the Advisors correctly forecast market reactions to this and other legislation. In the event the Advisors incorrectly forecast market reaction, the Trust may not achieve its investment objective.

C-3

Part C

Other information

Item 25.    Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements

Audited Financial Statements—included in SAI
Report of Independent Registered Public Accounting Firm—included in SAI

(2)	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust(1)

(b)	Amended and Restated Bylaws(1)

(c)	Inapplicable

(d)	Inapplicable

(e)	Form of Automatic Dividend Reinvestment Plan(1)

(f)	Inapplicable

(g) (1)	Form of Investment Management Agreement(1)

(2)	Form of Sub-Investment Advisory Agreement(1)

(h) (1)	Form of Underwriting Agreement—filed herewith

(2)	Form of Master Agreement Among Underwriters—filed herewith

(3)	Form of Master Selected Dealers Agreement—filed herewith

(4)	Form of UBS Securities LLC Structuring Fee Agreement—filed herewith

(5)	Form of Merrill Lynch, Pierce, Fenner & Smith Incorporated Structuring Fee Agreement—filed herewith

(6)	Form of Citigroup Global Markets Inc. Structuring Fee Agreement—filed herewith

(7)	Form of Morgan Stanley & Co. LLC Structuring Fee Agreement—filed herewith

(8)	Form of Wells Fargo Securities, LLC Structuring Fee Agreement—filed herewith

(9)	Form of Ameriprise Financial Services, Inc. Structuring Fee Agreement—filed herewith

Part C

(10)	Form of RBC Capital Markets, LLC Structuring Fee Agreement—filed herewith

(i)	BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan(1)

(j)	Form of Custodian Agreement(1)

(k)(1)	Form of Transfer Agency and Service Agreement(1)

(2)	Form of Administrative Services Agreement(1)

(3)	Form of Name Licensing Agreement(1)

(l)	Opinion and Consent of Counsel to the Registrant—filed herewith

(m)	Inapplicable

(n)	Independent Registered Public Accounting Firm Consent—filed herewith

(o)	Inapplicable

(p)	Form of Initial Subscription Agreement(1)

(q)	Inapplicable

(r)(1)	Code of Ethics of the Registrant(1)

(2)	Code of Ethics of the Advisor and Sub-Advisor(1)

(s)	Power of Attorney(1)

(1)	Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, as filed with the Securities and Exchange Commission on July 26, 2012.

Item 26.    Marketing Arrangements

See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement, the Form of UBS Securities LLC Structuring Fee Agreement, the Form of Merrill Lynch, Pierce, Fenner & Smith Incorporated Structuring Fee Agreement, the Form of Citigroup Global Markets Inc. Structuring Fee Agreement, the Form of Morgan Stanley & Co. LLC Structuring Fee Agreement, the Form of Wells Fargo Securities, LLC Structuring Fee Agreement, the Form of Ameriprise Financial Services, Inc. Structuring Fee Agreement and the Form of RBC Capital Markets, LLC Structuring Fee Agreement filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3), Exhibit (h)(4), Exhibit (h)(5), Exhibit (h)(6), Exhibit (h)(7), Exhibit (h)(8), Exhibit (h)(9) and Exhibit (h)(10), respectively, to this Registration Statement.

Item 27.    Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$206,280
NYSE listing fee	40,000
Printing (other than certificates)	615,000
Engraving and printing certificates	2,000
Accounting fees and expenses	8,000
Legal fees and expenses	415,000
FINRA fee	225,000
Miscellaneous	1,100,000

Total	$2,611,280

Part C

Item 28.    Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29.    Number Of Holders Of Shares

As of August 27, 2012:

Title Of Class	Number Of Record Holders
Shares of Beneficial Interest	1

Item 30.    Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1    No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2    Mandatory Indemnification.    (a)  The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs,

Part C

executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)  Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)  The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)  The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)  Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3    No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4    No Duty of Investigation; No Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid,

Part C

loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Registrant has also entered into an agreement with Trustees and officers of the Registrant entitled to indemnification under the Agreement and Declaration of Trust pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the Agreement and Declaration of Trust to the maximum extent permitted by law.

Reference is also made to:

➢	Sections 10 and 11 of the Registrant’s Investment Management Agreement, a form of which is filed as Exhibit (g)(1) to this Registration Statement

➢	Sections 9 and 10 of the Registrant’s Investment Sub-Advisory Agreement, a form of which is filed as Exhibit (g)(2) to this Registration Statement

➢	Section 9 of the Underwriting Agreement, a form of which is filed as Exhibit (h)(1) to this Registration Statement.

Additionally, the Registrant and the other funds in the BlackRock Closed-End Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Part C

Item 31.    Business And Other Connections Of Investment Advisor

BlackRock Advisors, LLC, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Advisors, LLC or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Advisors, LLC filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-47710).

BlackRock Investment Management, LLC, a limited liability company organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Investment Management, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Investment Management, LLC or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Investment Management, LLC filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-56972).

Item 32.    Location Of Accounts And Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809 and at the offices of State Street Bank and Trust Company, the Registrant’s Custodian, at 225 Franklin Street, Boston, MA 02110, and Computershare Trust Company, N.A., the Registrant’s Transfer Agent, at 250 Royall Street, Canton, MA 02021, and State Street Bank and Trust Company, the Registrant’s administrator, at 225 Franklin Street, Boston, MA 02110.

Item 33.    Management Services

Not Applicable

Item 34.    Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

Part C

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of August, 2012.

BLACKROCK MUNICIPAL TARGET TERM TRUST

By:	/s/ John Perlowski

John Perlowski
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 27th day of August, 2012.

Signature	Title

/s/ John Perlowski John Perlowski	President and Chief Executive Officer

/s/ Neal J. Andrews Neal J. Andrews	Chief Financial Officer

*
Richard E. Cavanagh	Trustee

*
Karen P. Robards	Trustee

*
Michael J. Castellano	Trustee

*
Frank J. Fabozzi	Trustee

*
Kathleen F. Feldstein	Trustee

* James T. Flynn	Trustee

*
Jerrold B. Harris	Trustee

Signature	Title

*
R. Glenn Hubbard	Trustee

*
W. Carl Kester	Trustee

*
Henry Gabbay	Trustee

*
Paul L. Audet	Trustee

*By:	/s/ John Perlowski
John Perlowski as Attorney-in-Fact

Exhibit index

Exhibit Number	Description

(h)(1)	Form of Underwriting Agreement—filed herewith

(2)	Form of Master Agreement Among Underwriters—filed herewith

(3)	Form of Master Selected Dealers Agreement—filed herewith

(4)	Form of UBS Securities LLC Structuring Fee Agreement—filed herewith

(5)	Form of Merrill Lynch, Pierce, Fenner & Smith Incorporated Structuring Fee Agreement—filed herewith

(6)	Form of Citigroup Global Markets Inc. Structuring Fee Agreement—filed herewith

(7)	Form of Morgan Stanley & Co. LLC Structuring Fee Agreement—filed herewith

(8)	Form of Wells Fargo Securities, LLC Structuring Fee Agreement—filed herewith

(9)	Form of Ameriprise Financial Services, Inc. Structuring Fee Agreement—filed herewith

(10)	Form of RBC Capital Markets, LLC Structuring Fee Agreement—filed herewith

(l)	Opinion and Consent of Counsel to the Registrant—filed herewith

(n)	Independent Registered Public Accounting Firm Consent—filed herewith